EXHIBIT 99.2

Regency Centers Corporation

March 31, 2007

Supplemental Information

Investor Relations

Diane Ortolano

121 W. Forsyth Street, Suite 200

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer of grocery-anchored and community shopping centers. At March 31, 2007, Regency’s total market capitalization was $7.8 billion.

As of March 31, 2007, the Company owned 409 shopping centers and single tenant properties, including those held in joint ventures. Total gross leasable area (GLA) under management, including tenant-owned square footage was 54 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s portfolio is distinguished by attractive demographics and strong retailers. The average household income in the trade area of Regency’s centers is over $84,000, more than 30% higher than the national average. Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target, which drive traffic into our centers. In addition, 76% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. For the past eight years, this combination of compelling demographics and quality tenants has produced occupancy rates of approximately 95% and average net operating income (NOI) growth in excess of 3% per year.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 173 shopping centers, including those currently in-process, representing an investment at completion of approximately $2.7 billion. At the end of the first quarter of 2007, Regency had 51 projects under development for an estimated total investment at completion of $1.1 billion. These in-process developments are 51% funded and 78% leased and committed.

Regency employs a self-funding capital strategy to fund its growth. The culling of non-strategic assets and our industry-leading joint venture program are integral components of this strategy. Our joint venture partners provide an embedded market for our developments and acquisitions, enabling Regency to generate a growing stream of third-party revenue while profitably growing the portfolio. In the past six years, capital recycling and joint ventures have enabled Regency to cost effectively fund nearly $7 billion in investments.

Regency has centers located in the top markets in the country and has 21 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Table of Contents

March 31, 2007

Highlights	1

Summary Information:

Summary Financial Information	2

Summary Real Estate Information	3

Financial Information:

Consolidated Balance Sheets	4

Consolidated Statements of Operations (FFO format)	5

Reconciliation of FFO to Net Income	6

Consolidated Statements of Operations (GAAP basis)	7

Summary of Consolidated Debt	8-9

Summary of Preferred Units and Stock	10

Investment Activity:

Acquisitions, Dispositions and Sales	11-13

Development Information	14-17

Joint Ventures:

Unconsolidated Investments	18

Unconsolidated Balance Sheets	19-20

Unconsolidated Statements of Operations	21-22

Summary of Unconsolidated Debt	23

Real Estate Information:

Leasing Statistics	24-25

Average Base Rent by State	26-27

Portfolio Summary Report by Region	28-35

Significant Tenant Rents	36-37

Lease Expiration Schedule	38-39

Forward-Looking Information:

Earnings and Valuation Guidance	40

FFO per Share Guidance Reconciliation	41

Highlights

March 31, 2007

Operating Results

(Wholly-owned and Regency’s pro-rata share of joint ventures)

For the quarter ended March 31, 2007, same property NOI growth was 2.0%. Operating properties were 95.1% leased. Rent growth was 12.8%.

Operating Results

(Wholly-owned and 100% of joint ventures)

For the quarter ended March 31, 2007, same property NOI growth was 2.4%. Operating properties were 95.2% leased. Rent growth was 12.8%.

During the quarter, 1.4 million square feet of GLA was renewed or newly leased through 426 leasing transactions.

Financial Results

Funds From Operations for the quarter was $79.1 million, or $1.13 per diluted share. Net income for the quarter was $52.1 million, or $0.75 per diluted share.

Development Activity

At quarter end, Regency had 51 projects in process for an estimated net development cost of $1.1 billion and an expected return of 9.1%.

For more information, please see pages 14-15.

Acquisition & Disposition Activity

During the first quarter, Regency:

•	Sold one joint venture operating property at a cap rate of 5.97%. Regency’s share of the gross sales price was $8.3 million.

•	Contributed one development property to Regency’s open end fund at a gross sales price of $61 million and a cap rate of 6.02%.

•	Purchased one joint venture property at a cost of $23.0 million and a cap rate of 6.20%. Regency’s share of the purchase price was $5.8 million.

For more information on these acquisitions & dispositions, please see pages 11-13.

Summary Financial Information

March 31, 2007

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Financial Results
Net Income for common stockholders	$52,069,200	$65,855,646	$52,069,200	$65,855,646
Basic EPS	$0.75	$0.97	$0.75	$0.97
Diluted EPS	$0.75	$0.97	$0.75	$0.97
Diluted EPS per share growth rate	-22.7%		-22.7%

Funds from Operations for common stockholders	$79,134,348	$58,797,259	$79,134,348	$58,797,259
FFO per share - Basic	$1.14	$0.85	$1.14	$0.85
FFO per share - Diluted	$1.13	$0.85	$1.13	$0.85
Diluted FFO per share growth rate	32.9%		32.9%

Dividends paid per share and unit	$0.660	$0.595	$0.660	$0.595
Payout ratio of Diluted FFO per share	58.4%	70.0%	58.4%	70.0%

Interest Coverage Ratios
Interest only	3.9	3.4	3.9	3.4
Capitalized interest	$7,134,444	$5,145,211	$7,134,444	$5,145,211
Fixed Charge (Regency only)	3.1	2.6	3.1	2.6
Fixed Charge (with pro rata share of joint ventures)	2.8	2.4	2.8	2.4

	3/31/07	YTD Change	12/31/06	12/31/05
Capital Information
Closing common stock price per share	$83.55	$5.38	$78.17	$58.95
Shareholder Return (assumes no reinvestment of dividends)	7.7%

Common Shares and Equivalents Outstanding	69,877,308	118,487	69,758,821	69,218,483

Market equity value of Common and Convertible shares	$5,838,249	$385,202	$5,453,047	$4,080,430
Non-Convertible Preferred Units and shares	325,000	—	325,000	325,000
Outstanding debt (000’s)	$1,674,932	$99,547	$1,575,385	$1,613,942
Total market capitalization (000’s)	$7,838,181	$484,749	$7,353,433	$6,019,371
Debt to Total Market Capitalization	21.4%	-0.1%	21.4%	26.8%

Total real estate at cost before depreciation (000’s)	$4,023,876	$122,242	$3,901,634	$3,775,433
Total assets at cost before depreciation (000’s)	$4,218,365	$119,191	$4,099,175	$3,996,828
Debt to Total Assets before Depreciation	39.7%	1.3%	38.4%	40.4%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	69,210,414	192,419	69,017,995	67,966,343
Exchangeable O.P. Units held by minority interests	666,894	(73,932)	740,826	1,252,140

Total Common Shares and Equivalents	69,877,308	118,487	69,758,821	69,218,483

Summary Real Estate Information

March 31, 2007

Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

	3/31/07	12/31/06
Gross Leasable Area (GLA)	30,413,643	30,378,539
GLA including anchor-owned stores	35,446,910	35,528,178

% leased - Operating and development properties	88.8%	88.7%
% leased - Operating properties only	95.1%	95.2%

Rental rate growth - YTD (1)	12.8%	12.6%
Same property NOI growth - YTD	2.0%	3.8%

Wholly-Owned and 100% of Joint Ventures

	3/31/07	12/31/06
Gross Leasable Area (GLA)	47,353,926	47,187,462
GLA including anchor-owned stores	53,822,065	53,501,601
GLA under development	5,129,486	4,991,716

Number of retail shopping centers	409	405
Number of centers under development (excluding expansions)	48	47
Number of grocery-anchored shopping centers	322	322

% leased - Operating and development properties	91.0%	91.0%
% leased - Operating properties only	95.2%	95.4%

Rental rate growth - YTD (1)	12.8%	12.5%
Same property NOI growth - YTD	2.4%	3.4%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

March 31, 2007 and December 31, 2006 and 2005

	2007	2006	2005
Assets
Real estate investments at cost:
Operating properties	$2,766,767,642	2,826,485,380	2,779,571,863
Properties in development	747,162,688	615,450,669	413,676,569

	3,513,930,330	3,441,936,049	3,193,248,432
Operating properties held for sale	74,695,016	25,607,741	36,567,246
Less: accumulated depreciation	441,431,310	427,389,404	380,612,771

	3,147,194,036	3,040,154,386	2,849,202,907
Investments in real estate partnerships	435,250,745	434,089,822	545,617,124

Net real estate investments	3,582,444,781	3,474,244,208	3,394,820,031

Cash and cash equivalents	29,163,775	39,088,912	42,458,314
Notes receivable	19,979,463	19,988,087	46,472,575
Tenant receivables, net of allowance for uncollectible accounts	59,630,634	62,118,983	56,877,770
Deferred costs, less accumulated amortization	43,880,361	40,989,102	41,656,834
Acquired lease intangible assets, net	11,569,138	12,315,042	10,181,568
Other assets	30,265,995	23,040,830	23,748,340

	$3,776,934,147	3,671,785,164	3,616,215,432

Liabilities and Stockholders’ Equity
Notes payable	$1,438,932,268	1,454,385,498	1,451,941,831
Unsecured line of credit	236,000,000	121,000,000	162,000,000

Total notes payable	1,674,932,268	1,575,385,498	1,613,941,831

Tenants’ security and escrow deposits	10,561,025	10,517,225	10,276,317
Acquired lease intangible liabilities, net	7,344,369	7,729,080	4,207,138
Accounts payable and other liabilities	144,864,586	140,940,055	110,800,014

Total liabilities	1,837,702,248	1,734,571,858	1,739,225,300

Preferred units	49,157,977	49,157,977	49,157,977
Exchangeable operating partnership units	15,274,494	16,941,350	27,918,461
Limited partners’ interest in consolidated partnerships	14,612,526	17,797,344	11,088,193

Total minority interests	79,044,997	83,896,671	88,164,631

Stockholders’ Equity
Preferred stock	275,000,000	275,000,000	275,000,000
Common stock, $.01 par	747,010	744,318	732,635
Additional paid in capital, net of treasury stock	1,630,774,692	1,632,787,270	1,602,206,748
Accumulated other comprehensive (loss) income	(10,799,798)	(13,317,497)	(11,692,345)
Distributions in excess of net income	(35,535,002)	(41,897,456)	(77,421,537)

Total stockholders’ equity	1,860,186,902	1,853,316,635	1,788,825,501

	$3,776,934,147	3,671,785,164	3,616,215,432

Ratios	2007	2006	2005
Debt to real estate assets, before depreciation	41.6%	40.4%	42.7%
Debt to total assets, before depreciation	39.7%	38.4%	40.4%
Debt to total assets, before depreciation and including prorata share of JV’s	46.2%	45.3%	48.9%
Debt + preferreds to total assets, before deprec. and incl. prorata share of JV’s	52.7%	52.0%	55.5%
Unsecured assets to total real estate assets (wholly-owned only)	83.7%	83.5%	82.1%
Unsecured NOI to total NOI (wholly-owned only)	82.8%	83.1%	82.2%

Consolidated Statements of Operations

For the Periods Ended March 31, 2007 and 2006

(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Real Estate Revenues:
Minimum rent	$78,459,606	74,934,989	$78,459,606	74,934,989
Percentage rent	734,797	450,078	734,797	450,078
Recoveries from tenants	20,064,037	18,872,880	20,064,037	18,872,880
Other income	2,448,795	3,031,642	2,448,795	3,031,642

	101,707,235	97,289,589	101,707,235	97,289,589

Real Estate Operating Expenses:
Operating and maintenance	13,386,586	12,419,036	13,386,586	12,419,036
Real estate taxes	11,726,622	10,979,632	11,726,622	10,979,632

	25,113,208	23,398,668	25,113,208	23,398,668

Net operating income	76,594,027	73,890,921	76,594,027	73,890,921

Equity in Income of Unconsolidated Partnerships
Operating income (loss) including gains on sale of land	610,948	(537,427)	610,948	(537,427)
Gain on sale of operating properties	3,177,475	1,291,931	3,177,475	1,291,931

	3,788,423	754,504	3,788,423	754,504

Fees, Development and Outparcel Gains:
Asset management fees	2,597,682	1,320,479	2,597,682	1,320,479
Property management fees	3,300,071	2,554,487	3,300,071	2,554,487
Transaction and other fees	461,387	3,359,454	461,387	3,359,454
Tenant representation and other commissions	22,000	25,830	22,000	25,830
Development gains	21,489,986	—	21,489,986	—
Gain on sale of outparcels	1,361,330	5,652,553	1,361,330	5,652,553
Provision for income tax (expense)	1,273,868	(1,482,404)	1,273,868	(1,482,404)

	30,506,324	11,430,399	30,506,324	11,430,399

Other Operating Expense (Income):
General and administrative	12,297,087	10,803,018	12,297,087	10,803,018
Franchise taxes	523,304	122,992	523,304	122,992
Depreciation and amortization (including FF&E)	21,517,835	21,146,723	21,517,835	21,146,723
Interest expense, net	19,389,301	19,428,464	19,389,301	19,428,464
Gain on sale of operating properties	(1,582,762)	(38,821,799)	(1,582,762)	(38,821,799)
Provision for loss on operating properties	—	—	—	—

	52,144,765	12,679,398	52,144,765	12,679,398

Minority Interests
Preferred unit distributions	931,248	931,248	931,248	931,248
Exchangeable operating partnership units	546,578	1,180,054	546,578	1,180,054
Limited partners’ interest in consolidated partnerships	278,192	510,688	278,192	510,688

Net income	56,987,991	70,774,436	56,987,991	70,774,436

Preferred stock dividends	4,918,791	4,918,790	4,918,791	4,918,790

Net income for common stockholders	$52,069,200	65,855,646	$52,069,200	65,855,646

These Consolidated Statements of Operations are presented in a format not in accordance with GAAP. The statements do not reflect the operations related to sales of real estate being segregated as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Company believes that the presentation is useful to readers of its supplemental report who wish to understand the details of its operations without reclassifying the sale of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations and Other Information

For the Periods Ended March 31, 2007 and 2006

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Funds From Operations Reconciliation:
Net income for common stockholders	$52,069,200	65,855,646	$52,069,200	65,855,646
Add (Less):
Depreciation expense - consolidated properties	18,058,518	17,953,217	18,058,518	17,953,217
Depreciation and amortizaton expense - uncons properties	10,669,368	11,306,203	10,669,368	11,306,203
Consolidated JV partners’ share of depreciation	(114,211)	(57,660)	(114,211)	(57,660)
Amortization of leasing commissions and intangibles	2,665,132	2,673,529	2,665,132	2,673,529
Gain on sale of operating properties, including JV’s	(4,760,237)	(40,113,730)	(4,760,237)	(40,113,730)
Minority interest of exchangeable partnership units	546,578	1,180,054	546,578	1,180,054

Funds From Operations	$79,134,348	58,797,259	$79,134,348	58,797,259

FFO Per Share Reconciliation (Diluted):
Net income for common stockholders	$0.75	0.97	$0.75	0.97
Add (Less):
Depreciation expense - consolidated properties	0.26	0.26	0.26	0.26
Depreciation and amortizaton expense - uncons properties	0.15	0.16	0.15	0.16
Consolidated JV partners’ share of depreciation	(0.00)	(0.00)	(0.00)	(0.00)
Amortization of leasing commissions and intangibles	0.04	0.04	0.04	0.04
Gain on sale of operating properties	(0.07)	(0.58)	(0.07)	(0.58)

Funds From Operations	$1.13	0.85	$1.13	0.85

Additional Disclosures:
Straight-line rental income	$1,522,133	988,736	$1,522,133	988,736
Above- and below- market rent amortization	357,409	238,491	357,409	238,491
Pro-rata share of JV straight-line rental income	487,503	550,089	487,503	550,089
Pro-rata share of JV above- and below- mkt rent amortization	699,745	681,753	699,745	681,753
Provision for loss on sale of operating properties	0	0	0	0
Debt premium amortization income	164,480	196,833	164,480	196,833
Stock based compensation expense	2,516,940	2,275,779	2,516,940	2,275,779
Fees earned from 3rd parties as reported for GAAP	6,381,140	7,260,250	6,381,140	7,260,250
Fees earned from 3rd parties, excluding REG owned portion	5,205,337	6,319,095	5,205,337	6,319,095

Capital Expenditures (non-revenue enhancing only):
Leasing commissions - consolidated properties	$1,970,149	1,678,108	$1,970,149	1,678,108
Tenant improvements - consolidated properties	542,254	1,056,716	542,254	1,056,716
Building improvements - consolidated properties	1,466,569	1,492,167	1,466,569	1,492,167
Pro-rata share of unconsolidated leasing commissions	263,252	368,350	263,252	368,350
Pro-rata share of unconsolidated tenant improvements	228,959	97,568	228,959	97,568
Pro-rata share of unconsolidated building improvements	170,320	238,368	170,320	238,368

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary along with significant non-recurring events.

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended March 31, 2007 and 2006

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Revenues:
Minimum rent	$77,455,848	71,639,746	$77,455,848	71,639,746
Percentage rent	734,797	438,532	734,797	438,532
Recoveries from tenants and other income	22,142,849	20,471,740	22,142,849	20,471,740
Management fees and commissions	6,381,140	7,260,250	6,381,140	7,260,250
Equity in income of investments in real estate partnerships	3,788,423	754,504	3,788,423	754,504

Total revenues	110,503,057	100,564,772	110,503,057	100,564,772

Operating Expenses:
Depreciation and amortization	21,517,835	20,223,283	21,517,835	20,223,283
Operating and maintenance	13,106,221	11,693,507	13,106,221	11,693,507
General and administrative	12,297,087	10,803,018	12,297,087	10,803,018
Real estate taxes	11,373,650	10,107,271	11,373,650	10,107,271
Other operating expense	459,937	3,657,562	459,937	3,657,562

Total operating expenses	58,754,730	56,484,641	58,754,730	56,484,641

Other Expense (Income):
Interest expense, net of interest income	19,389,301	19,218,284	19,389,301	19,218,284
Gain on sale of properties	(25,644,579)	(15,679,968)	(25,644,579)	(15,679,968)

Total other expense (income)	(6,255,278)	3,538,316	(6,255,278)	3,538,316

Income before minority interests	58,003,605	40,541,815	58,003,605	40,541,815

Minority interest of preferred units	(931,248)	(931,248)	(931,248)	(931,248)
Minority interest of exchangeable operating partnership units	(539,544)	(641,239)	(539,544)	(641,239)
Minority interest of limited partners	(278,192)	(510,688)	(278,192)	(510,688)

Income from continuing operations	56,254,621	38,458,640	56,254,621	38,458,640

Discontinued Operations:
Operating income from discontinued operations	733,370	1,975,129	733,370	1,975,129
Gain on sale of properties	—	30,340,667	—	30,340,667

Income from discontinued operations	733,370	32,315,796	733,370	32,315,796

Net income	56,987,991	70,774,436	56,987,991	70,774,436

Preferred stock dividends	(4,918,791)	(4,918,790)	(4,918,791)	(4,918,790)

Net income for common stockholders	$52,069,200	65,855,646	$52,069,200	65,855,646

Summary of Consolidated Debt

March 31, 2007

Total Debt Outstanding:	3/31/07	12/31/06
Mortgage loans payable:
Fixed rate secured loans	$171,435,242	186,896,641
Variable rate secured loans	68,621,674	68,661,970
Unsecured debt offering, fixed rate	1,198,875,352	1,198,826,887
Unsecured line of credit, variable rate	236,000,000	121,000,000

Total	$1,674,932,268	1,575,385,498

Schedule of Maturities by Year:	Scheduled Amortization	Unsecured Line of Credit	Term Maturities	Total
current year	$2,628,862	—	77,659,858	80,288,720
2008	3,352,244	—	19,602,447	22,954,691
2009	3,351,522	—	53,090,374	56,441,896
2010	3,189,990	—	177,229,312	180,419,302
2011	3,190,683	236,000,000	251,151,350	490,342,033
2012	3,414,380	—	249,821,875	253,236,255
2013	2,656,865	—	16,683,655	19,340,520
2014	1,557,348	—	158,289,767	159,847,115
2015	905,511	—	400,364,563	401,270,074
2016	178,800	—	—	178,800
>10 years	74,500	—	9,134,279	9,208,779
Net unamortized debt premiums	—	—	1,404,083	1,404,083

	$24,500,705	236,000,000	1,414,431,563	1,674,932,268

Percentage of Total Debt:	3/31/07	12/31/06
Fixed	81.81%	87.96%
Variable	18.19%	12.04%

Current Average Interest Rates:(1)
Fixed	6.52%	6.53%
Variable	5.85%	5.88%
Effective Interest Rate	6.39%	6.45%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	November 19, 2012	October 28, 2012
Variable	April 30, 2010	May 16, 2007

Summary of Consolidated Debt

March 31, 2007

Lender	Secured Property	Rate	Maturity	3/31/07	12/31/06
Fixed Rate Loans:
Teachers Ins & Annuity of America	Kernersville Plaza	8.730%	04/01/07	$—	4,424,836
Teachers Ins & Annuity of America	Maynard Crossing	8.735%	04/01/07	—	9,931,034
Principal Mutual Life Insurance Co.	Shoppes at Mason	7.240%	12/10/07	3,566,702	3,599,619
Principal Mutual Life Insurance Co.	Lake Pine Plaza	7.240%	12/10/07	5,471,482	5,516,940
Northwestern Mutual Life Insurance Co.	Sterling Ridge	6.640%	07/01/08	10,201,025	10,260,062
Allstate Insurance Company of America	Alden Bridge	6.750%	08/01/08	9,683,304	9,733,371
Debt Offering	Unsecured	7.750%	04/01/09	50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	3,471,437	3,521,405
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	10,079,376	10,096,606
Debt Offering	Unsecured	8.450%	09/01/10	149,907,277	149,900,488
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,631,406	5,663,574
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,559,729	2,574,351
Debt Offering	Unsecured	7.950%	01/15/11	219,883,646	219,876,332
Wachovia Bank	Market at Opitz Crossing	7.300%	03/01/11	12,029,185	12,053,230
Debt Offering	Unsecured	7.250%	12/12/11	19,940,646	19,937,520
Debt Offering	Unsecured	6.750%	01/15/12	249,821,875	249,812,500
WMF Capital Corp	Gateway Shopping Center	7.110%	05/01/13	21,261,026	21,427,100
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	5,983,896	6,103,099
Debt Offering	Unsecured	4.950%	04/15/14	149,734,350	149,724,862
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	9,270,285	9,341,372
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	01/01/15	8,598,364	8,647,053
United of Omaha Life Insurance Co.	Fleming Island	7.400%	03/05/15	2,236,653	2,288,178
Greenwich Capital Financial Products, Inc.	Twin City Plaza	5.650%	04/06/15	44,000,000	44,000,000
Debt Offering	Unsecured	5.250%	08/01/15	349,587,558	349,575,185
Municipal Tax Bonds Payable	Friar’s Mission	7.600%	09/02/15	949,485	949,485
Aid Association of Lutherans	Woodman Van-Nuys	8.800%	09/15/15	4,137,025	4,218,054
Jefferson Pilot	Peartree Village	8.400%	06/01/17	10,900,779	10,978,707
Net unamortized premiums on assumed debt of acquired properties				1,404,083	1,568,565

Total Fixed Rate Debt				$1,370,310,594	1,385,723,528

Variable Rate Loans:
First Star Bank	Hampstead Village	LIBOR + 1.00%	05/01/07	$6,121,674	6,161,970
Wells Fargo Bank	$35 Million (Various properties)	LIBOR + 0.90%	07/13/07	35,000,000	35,000,000
Commerz Bank	Anthem Marketplace	LIBOR + 1.30%	10/27/07	14,869,966	14,869,966
Commerz Bank	The Shops	LIBOR + 1.30%	10/27/07	4,713,791	4,713,791
Commerz Bank	The Shops of Santa Barbara	LIBOR + 1.30%	10/27/07	7,916,243	7,916,243
Wells Fargo Bank	$600 Million Line of Credit	LIBOR + 0.55%	02/11/11	236,000,000	121,000,000

Total Variable Rate Debt				$304,621,674	189,661,970

Total				$1,674,932,268	1,575,385,498

Summary of Preferred Units and Stock

March 31, 2007

Distribution Rate		Issuance Date	Callable Date	Exchangeable Date (1)	Par Value	Current Balance	Issuance Costs
Preferred Units:

Series D	7.45%	9/29/1999	9/29/2009	1/1/2016	$50,000,000	49,157,977	842,023

Preferred Stock:

Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

March 31, 2007

Date	Property Name	JV	City/State	Total GLA	Purchase Price	Regency’s Share	Yield	Anchor Tenant
Consolidated:
	None

	Total			0	$0	$0	0.00%

Unconsolidated:
Acquisitions from 3rd Parties:
Jan-07	Centennial Crossroads	Macquarie	Las Vegas, NV	105,414	$23,000,000	$5,750,000	6.20%	Vons, Target (NAP)

	Total			105,414	$23,000,000	$5,750,000	6.20%

Regency Contributions:
Mar-07	Vista Village	RRP	Vista, CA	184,009	$60,988,000	$12,197,600	6.02%	Krikorian Theatres, Sprouts Market

	Total			184,009	$60,988,000	$12,197,600	6.02%

	Total Acquisitions from 3rd Parties			105,414	$23,000,000	$5,750,000	6.20%

	Total Acquisitions including Regency Contributions			289,423	$83,988,000	$17,947,600	6.08%

RRP - Regency owns 20%

Macquarie - Regency owns 25%

Operating Property Dispositions

March 31, 2007

Date	Property Name	JV	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor Tenant
Consolidated:
	None

				0	$0	$0	0.00%

Unconsolidated:
Mar-07	Somerset Crossing	Macquarie	Gainesville, VA	104,128	$33,350,000	$8,337,500	5.97%	Shoppers Food

				104,128	$33,350,000	$8,337,500	5.97%

	Total Dispositions			104,128	$33,350,000	$8,337,500	5.97%

	Macquarie - Regency owns 25%

Development Sales

March 31, 2007

Date	Property Name	JV	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales to Joint Ventures:
Mar-07	Vista Village	RRP	Vista, CA	184,009	$60,988,000	$48,790,400	6.02%	Krikorian Theatres, Sprouts Market

				184,009	$60,988,000	$48,790,400	6.02%

Sales to Third Parties:
	None

				0	$0	$0	0.00%

	Total Development Sales			184,009	$60,988,000	$48,790,400	6.02%

	RRP - Regency owns 20%

Note: See Acquisitions on page 11 for additional information on sales to joint ventures.

In-Process Developments

March 31, 2007

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Alameda Bridgeside Shopping Center	CA	San Francisco-Oakland- Fremont	Nob Hill	03/01/07	$29,488,414	$33,685,928	$1,813,227	8.02%	8.02%	105,118	85%	106,118	85%
Applegate Ranch Shopping Center	CA	Merced	Home Depot, Target	03/01/08	43,450,072	67,930,583	60,867,845	9.28%	9.28%	179,450	0%	499,142	64%
Bear Creek Phase II	CA	Riverside-San Bernardino-Ontario	N/A	05/01/08	7,850,587	8,000,587	6,097,362	7.16%	7.16%	23,001	80%	23,001	80%
Clayton Valley Shopping Center	CA	San Francisco-Oakland- Fremont	N/A	10/01/08	61,191,831	61,260,246	16,660,760	9.13%	9.13%	275,785	62%	275,785	62%
Clovis	CA	Fresno	PetSmart, Target	03/01/06	43,763,914	53,598,774	11,044,699	8.99%	8.02%	180,855	78%	326,508	88%
Golden Hills Promenade	CA	Robles	Lowe’s	06/01/08	33,523,190	39,673,906	23,418,113	10.11%	9.00%	291,612	58%	291,612	58%
Indio Towne Center	CA	Riverside-San Bernardino-Ontario	WinCo Foods	05/01/08	72,201,932	94,797,914	67,388,977	9.71%	9.71%	364,873	1%	599,761	40%
Plaza Rio Vista	CA	Riverside-San Bernardino-Ontario	Stater Bros.	02/01/08	20,651,130	21,498,355	16,020,130	8.34%	8.06%	79,443	61%	79,443	61%
Shops at Santa Barbara	CA	Santa Barbara-Santa Maria-Goleta	Whole Foods	11/01/09	38,406,802	45,250,044	26,538,290	7.81%	7.81%	69,354	94%	69,354	94%
Soquel Canyon Crossing	CA	Riverside-San Bernardino-Ontario	Rite Aid	04/01/07	9,456,823	9,963,596	4,660,746	9.78%	9.78%	38,926	94%	38,926	94%
Vine at Castaic	CA	Los Angeles-Long Beach-Santa Ana	N/A	07/01/07	10,256,538	11,643,102	5,915,760	8.90%	8.44%	30,268	48%	33,636	43%
Vista Village IV	CA	San Diego-Carlsbad- San Marcos	Krikorian Theaters	11/01/06	4,737,269	6,541,546	1,439,083	7.82%	7.82%	11,000	55%	17,234	71%
Falcon Highlands Marketplace	CO	Colorado Springs	Walmart	08/01/07	4,147,033	11,023,477	3,569,424	10.94%	10.94%	22,491	17%	206,796	91%
Loveland Shopping Center	CO	Fort Collins-Loveland	Gold’s Gym	12/01/06	7,228,029	7,273,029	1,201,481	10.45%	10.45%	93,142	45%	93,142	45%
Marketplace at Briargate	CO	Colorado Springs	King Soopers	08/01/07	4,898,499	9,996,326	2,958,406	13.56%	13.56%	29,075	45%	95,075	83%
First Street Village	FL	Cape Coral-Fort Myers	Publix	11/01/07	19,734,323	24,806,910	16,305,021	9.31%	9.31%	91,525	46%	91,525	46%
Hibernia Plaza	FL	Jacksonville	Publix, Walgreens	05/01/08	11,044,873	16,024,590	10,243,557	9.09%	9.09%	59,103	66%	73,923	73%
Oakleaf Plaza	FL	Jacksonville	Publix	09/01/07	10,742,604	18,757,762	10,989,149	10.86%	10.86%	73,719	69%	88,539	58%
Chapel Hill Centre	GA	Atlanta-Sandy Springs-Marietta	Kohl’s	10/01/06	9,877,735	14,992,419	4,219,742	8.75%	8.75%	55,400	14%	178,113	73%
Airport Crossing	IN	Chicago-Naperville- Joliet	Kohl’s	10/01/07	4,156,314	7,847,536	5,496,510	9.98%	8.84%	11,921	0%	101,832	88%
Augusta Center	IN	Chicago-Naperville- Joliet	Menards	10/01/07	8,885,738	9,033,403	3,743,529	10.07%	8.67%	14,537	35%	228,525	96%
Shops at Saugus	MA	Boston-Cambridge- Quincy	La-Z-Boy	06/01/08	34,458,183	34,458,183	24,146,860	8.34%	8.10%	97,917	18%	101,117	21%
Village at Lee Airport	MD	Baltimore-Towson	Giant	06/01/08	25,012,175	25,182,175	23,264,794	9.79%	9.48%	129,940	67%	204,940	43%
State Street Crossing	MI	Ann Arbor	Walmart	01/01/08	8,092,049	8,997,049	5,491,989	9.83%	9.83%	21,004	0%	168,495	88%
Middle Creek Commons	NC	Raleigh-Cary	Lowes Foods	11/01/07	12,927,204	12,927,204	10,412,549	9.75%	9.75%	74,098	68%	74,098	68%
Merrimack Shopping Center	NH	Manchester-Nashua	Shaw’s	05/01/06	13,540,362	13,684,486	1,048,012	8.10%	8.10%	91,692	69%	91,692	69%
Anthem Highland	NV	Las Vegas-Paradise	Albertsons	12/01/06	20,467,389	23,952,656	2,275,452	12.23%	10.05%	119,313	89%	125,313	90%
Red Bank	OH	Cincinnati- Middletown	Wal-Mart	05/01/08	17,703,977	28,705,669	15,930,983	9.57%	9.57%	233,084	87%	233,084	87%
Regency Commons	OH	Cincinnati- Middletown	Ruby Tuesday	06/01/05	7,486,167	7,524,871	350,301	9.49%	9.49%	30,770	63%	30,770	63%
Wadsworth Crossing	OH	Cleveland-Elyria- Mentor	Bed, Bath and Beyond, Office Max	02/01/07	25,024,913	25,024,913	9,344,513	8.99%	8.74%	112,926	56%	479,648	90%
Corvallis Market Center	OR	Corvallis	TJ Maxx, Michaels	03/01/08	16,226,114	16,226,114	11,981,953	8.33%	8.33%	82,250	60%	82,250	60%
Hillsboro-Mervyn’s	OR	Portland-Vancouver- Beaverton	Best Buy	06/01/08	22,079,494	22,079,494	9,579,401	9.10%	9.10%	76,600	48%	76,600	48%
Tanasbourne Market	OR	Portland-Vancouver- Beaverton	Whole Foods	01/01/08	12,762,898	13,262,898	10,257,425	8.81%	8.81%	71,000	93%	71,000	93%
Kulpsville Village Center	PA	Philadelphia- Camden-Wilmington	Walgreens	01/01/08	5,180,878	8,473,546	4,718,246	8.40%	8.40%	14,820	100%	14,820	100%
Silver Spring Square	PA	Harrisburg-Carlisle	Wegmans, Target	08/01/07	66,100,399	74,978,057	22,421,278	8.77%	8.14%	347,435	79%	486,812	85%
Buckwalter Village	SC	Hilton Head Island- Beaufort	Publix	06/01/08	12,821,348	14,736,848	11,572,052	9.36%	9.36%	79,301	58%	79,301	58%

In-Process Developments

March 31, 2007

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Orangeburg	SC	Charleston-North Charleston	Walgreens	10/01/07	4,247,161	4,247,161	2,464,495	8.03%	8.03%	14,820	100%	14,820	100%
Lebanon Center	TN	Nashville-Davidson— Murfreesboro	Publix	09/01/07	10,122,752	10,497,902	6,251,181	9.31%	9.31%	63,802	71%	63,802	71%
Hickory Creek Plaza	TX	Dallas-Fort Worth- Arlington	Kroger	02/01/08	7,832,636	11,684,096	7,572,498	10.32%	10.32%	27,786	5%	109,050	76%
Rockwall Town Center	TX	Arlington	Kroger	03/01/06	8,634,070	12,838,819	512,500	10.97%	10.97%	46,409	64%	120,179	86%
Shops at Highland Village	TX	Dallas-Fort Worth- Arlington	AMC Theater, Barnes & Noble	10/01/07	93,186,477	102,239,599	65,478,482	9.06%	8.85%	356,374	56%	356,374	56%
South Shore Marketplace	TX	Houston-Baytown- Sugar Land	Kroger	04/01/07	5,685,376	10,303,869	2,205,099	13.01%	13.01%	27,922	34%	109,392	83%
Spring West	TX	Houston-Baytown- Sugar Land	HEB	12/01/08	19,316,909	19,316,909	3,186,314	9.75%	9.75%	144,060	80%	144,060	80%
Westwood Village (f.k.a West Village)	TX	Houston-Baytown- Sugar Land	Target, TJ Maxx, Ross	03/01/08	34,141,433	55,422,583	24,134,998	9.10%	9.10%	183,276	28%	310,150	58%
Culpeper Colonnade	VA	None	Petsmart, Target	03/01/07	20,327,615	29,254,397	5,387,462	8.49%	8.06%	93,366	52%	220,673	80%
Shops at County Center	VA	Washington-Arlington- Alexandria	Harris Teeter	03/01/07	17,450,825	22,756,160	5,856,223	12.42%	11.26%	109,493	73%	109,493	73%
Orchards Phase II	WA	Portland-Vancouver- Beaverton	Sportsman’s Warehouse	10/01/06	20,952,011	20,952,011	4,797,837	8.76%	8.76%	120,058	61%	120,058	61%
Total Consolidated					$997,474,461	$1,203,327,699	$591,234,707	9.24%	8.99%	4,870,114	56%	7,515,981	70%
Seal Beach Center	CA	Los Angeles- Long Beach- Santa Ana	Vons	03/01/08	$21,023,752	$21,689,937	$3,053,378	11.06%	11.06%	102,235	91%	102,235	91%
Canopy Oak Center	FL	Ocala	Publix	08/01/08	18,731,309	19,638,024	13,977,211	9.57%	9.57%	90,043	60%	90,043	60%
East San Marco - Retail	FL	Jacksonville	Publix	06/01/09	14,473,579	15,473,579	14,147,898	9.50%	9.50%	54,464	56%	54,464	56%
East San Marco - Condo(3)	FL	Jacksonville	N/A	N/A	71,596,082	71,596,082	69,985,043	N/A	N/A	N/A	N/A	N/A	N/ A
Lorton Station Town Center	VA	Washington-Arlington- Alexandria	N/A	11/01/07	2,168,970	4,800,970	2,722,303	13.46%	13.46%	12,630	0%	12,630	0%
Total Unconsolidated					$127,993,692	$133,198,592	$103,885,833	10.26%	10.26%	259,372	69%	259,372	69%
Total					$1,125,468,152	$1,336,526,291	$695,120,540	9.30%	9.06%	5,129,486	57%	7,775,353	70%

Notes:

New starts for the quarter are in bold.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 8.41%.
(3)	147 units to be built for a projected profit of $6,240,000 - $7,200,000. Units projected to be sold starting in 2008 through 2010.
(4)	Heritage Plaza Phase II and Shoppes at Bartram Park Phase III have moved to Land Held for Future Development until development plans are finalized.

Projected Development Funding, Stabilizations and Land Held

March 31, 2007

In-Process Developments Projected Funding (1)
($ Thousands)
	Q2 2007E	Q3 2007E	Q4 2007E	2008+E
	$90,000 - $110,000	$75,000 - $95,000	$80,000 - $100,000	$410,000 - $430,000

Estimated Development Stabilization Schedule
($ Thousands)
	Stabilized (2)	Q2 2007E	Q3 2007E	Q4 2007E	2008+E
Gross Dev. Costs:		$110,000 - $130,000	$115,000 - $125,000	$115,000 - $125,000	$980,000 - $1,000,000
Net Dev. Costs:	$280,000	$95,000 - $110,000	$105,000 - $115,000	$100,000 - $110,000	$815,000 - $835,000

Land Held for Future Development or Sale (3)
($ Thousands)
	# of Projects	Net Development Costs To Date	Est. Net Dev Costs at Completion
	20	$116,113	$300,000 - $350,000

(1)	Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2)	For-sale or potential joint venture properties already stabilized but not yet sold.
(3)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Development Stabilizations

March 31, 2007

Stabilization Date	Property Name	State	Anchor Tenant	Anchor Opened	Est. Net Dev Costs After Partner Participation	NOI Yield After Partner Participation	Gross GLA	Gross % Leased
Consolidated:
Mar-07	Shops at Johns Creek	FL	N/A	11/01/05	$3,006,014	10.56%	15,490	100%

					$3,006,014	10.56%	15,490	100%

Unconsolidated:
Mar-07	Shoppes at Bartram Park Ph II	FL	Publix	10/16/04	$4,673,432	12.14%	28,345	92%

					$4,673,432	12.14%	28,345	92%

	Total Development Stabilizations				$7,679,446	11.52%	43,835	95%

Unconsolidated Investments

March 31, 2007

							Regency
Joint Venture Partner and Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 3/31/07	Equity Pick-up

State of Oregon
(JV-C, JV-C2)	Various	19	2,711,098	$444,745,873	$199,808,404	Various	20.00%	$39,961,681	$47,448,459	$619,075
(JV-CCV)	Cameron Village	1	635,918	117,226,789	47,300,000	Wachovia	30.00%	14,190,000	20,875,915	12,205

		20	3,347,016	561,972,662	247,108,404

Macquarie CountryWide
(JV-M, JV-MD)	Various	50	5,138,286	733,229,622	394,858,171	Various	25.00%	98,714,543	69,494,288	3,925,952
(JV-M2, JV-M3)	Various	97	11,947,949	2,678,461,852	1,618,813,755	Various	24.95%	403,894,032	230,635,240	(1,382,559)

		147	17,086,235	3,411,691,474	2,013,671,926

CalSTRS
(JV-RC)	Various	9	895,895	181,704,507	94,641,679	Various	25.00%	23,660,420	18,279,798	128,704

Regency Retail Partners
(JV-RRP)	Various	4	563,021	140,181,363	76,700,000	Wachovia	20.00%	15,277,692	8,710,482	40,500

Publix
(JV-O)	Shoppes at Bartram Park	1	105,414	22,219,603	—	—	50.00%	—	10,936,088	98,456
(JV-O)	Valleydale Village	1	118,466	11,986,130	—	—	50.00%	—	5,707,409	44,235
(JV-O)	Regency Village	1	83,170	18,310,318	—	—	50.00%	—	9,461,518	55,792
(JV-O)	Queensborough	1	82,333	4,711,062	—	—	50.00%	—	3,230,810	71,570
(JV-O)	Canopy Oak Center	1	90,043	6,101,994	—	—	50.00%	—	3,229,354	—

		5	479,426	63,329,107	—

H.E.B.
(JV-O)	Fairfield Town Center (1)	—	—	9,491,877	—	—	50.00%	—	4,964,107	(58)
(JV-O)	Indian Springs Center	1	136,625	20,698,588	27,000,000	Wells Fargo	50.00%	13,500,000	(2,892,063)	94,124

		1	136,625	30,190,465	27,000,000

Individual Investors
(JV-O)	Shops of San Marco	1	96,408	16,876,191	10,665,392	Wachovia	50.00%	5,332,696	2,592,952	80,427
(JV-O)	East San Marco	2	54,464	4,788,107	—	—	50.00%	—	2,576,387	—

		189	22,659,090	$4,410,733,876	$2,469,787,401			$614,531,063	$435,250,745	$3,788,423

(1)	Land held for future development

Unconsolidated Balance Sheets

March 31, 2007 and December 31, 2006

	2007	2006
Assets
Real estate, at cost	$4,287,082,773	4,216,579,589
Less: accumulated depreciation	253,307,430	225,316,286

	4,033,775,343	3,991,263,303
Properties in development	35,066,041	38,125,358

Net real estate investments	4,068,841,384	4,029,388,661

Cash and cash equivalents	67,046,358	43,169,862
Tenant receivables, net of allowance for uncollectible accounts	54,227,164	64,194,166
Deferred costs, less accumulated amortization	23,049,280	21,623,646
Acquired lease intangible assets, net	192,450,986	200,835,015
Other assets	5,118,704	6,463,534

	$4,410,733,876	4,365,674,884

Liabilities and Equity
Liabilities:
Notes payable	$2,469,787,401	2,435,229,413
Accounts payable and other liabilities	58,534,831	60,789,208
Tenants’ security and escrow deposits	9,726,511	9,506,071
Acquired lease intangible liabilities, net	72,103,572	69,335,597

Total liabilities	2,610,152,315	2,574,860,289

Equity:
Equity - Regency Centers	459,839,290	460,457,047
Equity - Third parties	1,340,742,271	1,330,357,548

Total equity	1,800,581,561	1,790,814,595

	$4,410,733,876	4,365,674,884

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share

March 31, 2007 and December 31, 2006

	2007	2006
Assets
Real estate, at cost	$1,072,450,589	1,061,545,851
Less: accumulated depreciation	63,939,557	56,913,660

	1,008,511,032	1,004,632,191
Properties in development	15,071,019	16,702,199

Net real estate investments	1,023,582,051	1,021,334,390

Cash and cash equivalents	16,889,954	11,185,725
Tenant receivables, net of allowance for uncollectible accounts	13,954,827	16,610,936
Deferred costs, less accumulated amortization	5,798,438	5,572,490
Acquired lease intangible assets, net	47,887,360	50,175,502
Other assets	1,567,291	1,924,415

	$1,109,679,921	1,106,803,457

Liabilities and Equity
Liabilities:
Notes payable	$614,531,063	610,777,427
Accounts payable and other liabilities	14,935,815	15,805,032
Tenants’ security and escrow deposits	2,523,143	2,461,799
Acquired lease intangible liabilities, net	17,850,610	17,302,152

Total liabilities	649,840,631	646,346,410

Equity:
Equity - Regency Centers	459,839,290	460,457,047

	$1,109,679,921	1,106,803,457

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations

For the periods ended March 31, 2007 and 2006

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Revenues:
Minimum rent	$83,008,096	78,237,818	$83,008,096	78,237,818
Percentage rent	937,192	963,086	937,192	963,086
Recoveries from tenants	24,067,205	22,262,131	24,067,205	22,262,131

Total revenues	108,012,493	101,463,035	108,012,493	101,463,035

Operating expenses:
Operating and maintenance	15,020,819	14,255,154	15,020,819	14,255,154
Real estate taxes	12,545,430	12,019,734	12,545,430	12,019,734

Total operating expenses	27,566,249	26,274,888	27,566,249	26,274,888

Net operating income	80,446,244	75,188,147	80,446,244	75,188,147

Other expense (income):
General and administrative	3,506,063	1,576,650	3,506,063	1,576,650
Depreciation and amortization expense	43,170,560	45,280,584	43,170,560	45,280,584
Interest expense, net	32,365,850	30,571,349	32,365,850	30,571,349
Gain on sale of real estate	(7,916,239)	(5,205,585)	(7,916,239)	(5,205,585)
Other expense (income)	117,458	116,031	117,457	116,031

Total other expense (income)	71,243,692	72,339,029	71,243,692	72,339,029

Net income	$9,202,552	2,849,118	$9,202,552	2,849,118

Unconsolidated Statements of Operations - Regency’s Pro-Rata Share

For the periods ended March 31, 2007 and 2006

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Revenues:
Minimum rent	$20,819,086	19,796,213	$20,819,086	19,796,213
Percentage rent	235,781	244,643	235,781	244,643
Recoveries from tenants	6,009,649	5,494,920	6,009,649	5,494,920

Total revenues	27,064,516	25,535,777	27,064,516	25,535,777

Operating expenses:
Operating and maintenance	3,785,591	3,606,070	3,785,591	3,606,070
Real estate taxes	3,115,677	3,037,230	3,115,677	3,037,230

Total operating expenses	6,901,268	6,643,299	6,901,268	6,643,299

Net operating income	20,163,248	18,892,478	20,163,248	18,892,478

Other expense (income):
General and administrative	846,867	371,435	846,867	371,435
Depreciation and amortization expense	10,823,023	11,419,146	10,823,023	11,419,146
Interest expense, net	8,060,113	7,709,996	8,060,113	7,709,996
Gain on sale of real estate	(1,979,060)	(1,301,380)	(1,979,060)	(1,301,380)
Other expense (income)	(1,376,118)	(61,223)	(1,376,118)	(61,223)

Total other expense (income)	16,374,825	18,137,974	16,374,825	18,137,974

Net income	$3,788,423	754,504	$3,788,423	754,504

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt

March 31, 2007 and December 31, 2006

	3/31/07	12/31/06
Total Debt Outstanding:
Mortgage loans payable:
Fixed rate secured loans	$2,343,447,762	2,305,939,793
Variable rate secured loans	47,234,600	47,234,600
Unsecured line of credit, variable rate	79,105,039	82,055,020

Total	$2,469,787,401	2,435,229,413

Percentage of Total Debt :
Fixed	94.88%	94.69%
Variable	5.12%	5.31%

Current Average Interest Rates:(1)
Fixed	5.21%	5.20%
Variable	6.31%	6.43%
Effective Interest Rate	5.26%	5.27%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	June 28, 2012	April 30, 2012
Variable	June 12, 2008	October 7, 2007

Summary of Unconsolidated Debt - Regency’s Pro-Rata Share
Mortgage Loans Payable:
Fixed rate secured loans	$583,892,270	579,736,139
Variable rate secured loans	11,785,033	11,785,033
Unsecured line of credit, variable rate	18,853,760	19,256,255

Total	$614,531,063	610,777,427

Leasing Statistics - Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

March 31, 2007

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2007	354	637,035	$19.77	$17.52	12.8%	5.8	$1.49
4th Quarter 2006	330	663,651	$18.48	$16.72	10.5%	5.1	$1.13
3rd Quarter 2006	323	702,656	$16.94	$14.91	13.6%	5.5	$0.67
2nd Quarter 2006	344	697,890	$17.05	$14.68	16.2%	5.2	$1.09

Total - 12 months	1,351	2,701,232	$18.01	$15.94	13.0%	5.4	$1.06

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2007	96	180,901	$23.01	$19.68	16.9%	6.1	$4.94
4th Quarter 2006	90	145,018	$17.94	$15.87	13.0%	6.6	$4.45
3rd Quarter 2006	85	118,177	$21.60	$16.63	29.9%	5.6	$3.75
2nd Quarter 2006	95	121,407	$22.01	$16.88	30.4%	7.2	$6.03

Total - 12 months	366	565,503	$21.17	$17.47	21.2%	6.4	$4.81

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2007	258	456,134	$18.65	$16.77	11.2%	5.7	$0.12
4th Quarter 2006	240	518,633	$18.64	$16.98	9.8%	4.7	$0.19
3rd Quarter 2006	238	584,479	$15.99	$14.52	10.1%	5.4	$0.04
2nd Quarter 2006	249	576,483	$15.87	$14.21	11.7%	4.8	$0.05

Total - 12 months	985	2,135,729	$17.11	$15.47	10.6%	5.1	$0.10

Leasing Statistics - Wholly-Owned and 100% of Joint Ventures

March 31, 2007

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2007	354	1,112,176	$18.31	$16.23	12.8%	5.6	$1.10
4th Quarter 2006	330	995,597	$18.45	$16.71	10.4%	5.4	$1.02
3rd Quarter 2006	323	1,212,994	$16.30	$14.36	13.5%	5.7	$0.52
2nd Quarter 2006	344	1,096,580	$18.23	$15.78	15.5%	5.5	$0.78

Total - 12 months	1,351	4,417,347	$17.74	$15.69	13.1%	5.6	$0.83

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2007	96	263,648	$23.10	$19.78	16.8%	6.0	$4.23
4th Quarter 2006	90	251,182	$17.84	$15.83	12.7%	6.6	$3.53
3rd Quarter 2006	85	205,962	$21.04	$16.49	27.6%	6.5	$2.74
2nd Quarter 2006	95	252,092	$22.14	$17.35	27.6%	8.2	$3.26

Total - 12 months	366	972,884	$21.00	$17.39	20.8%	6.9	$3.47

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
1st Quarter 2007	258	848,528	$16.82	$15.12	11.2%	5.5	$0.13
4th Quarter 2006	240	744,415	$18.65	$17.00	9.7%	5.0	$0.18
3rd Quarter 2006	238	1,007,032	$15.32	$13.92	10.1%	5.6	$0.07
2nd Quarter 2006	249	844,488	$17.06	$15.31	11.4%	4.7	$0.04

Total - 12 months	985	3,444,463	$16.84	$15.22	10.6%	5.2	$0.10

Average Base Rent by State - Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

March 31, 2007

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	78,006	0.3%	77.9%	$695,640	0.2%	$11.45
Arizona	4	409,969	1.3%	99.1%	6,343,969	1.7%	15.83
California	73	6,662,203	21.9%	85.3%	109,521,700	29.0%	20.99
Colorado	21	1,444,733	4.8%	90.5%	15,273,224	4.0%	12.19
Connecticut	1	44,843	0.1%	100.0%	988,147	0.3%	22.04
Delaware	5	343,778	1.1%	94.8%	4,123,817	1.1%	12.66
District of Columbia	2	9,903	0.0%	92.9%	381,986	0.1%	53.36
Florida	55	4,680,912	15.4%	93.7%	49,758,614	13.2%	12.29
Georgia	32	1,740,444	5.7%	91.2%	23,247,218	6.2%	14.92
Illinois	16	840,806	2.8%	91.6%	9,882,711	2.6%	12.84
Indiana	5	89,138	0.3%	52.2%	769,174	0.2%	18.84
Kentucky	2	75,668	0.2%	94.6%	665,459	0.2%	9.34
Maryland	18	600,966	2.0%	90.4%	7,429,638	2.0%	16.71
Massachusetts	3	416,676	1.4%	76.1%	4,432,114	1.2%	14.91
Michigan	4	303,412	1.0%	87.0%	3,478,280	0.9%	13.18
Minnesota	3	120,835	0.4%	96.3%	1,416,006	0.4%	12.26
Nevada	2	144,079	0.5%	91.3%	1,549,524	0.4%	15.00
New Hampshire	2	125,173	0.4%	76.1%	1,302,202	0.3%	14.17
New Jersey	2	39,042	0.1%	97.8%	619,405	0.2%	16.23
North Carolina	16	1,285,544	4.2%	94.1%	14,974,602	4.0%	13.21
Ohio	16	2,095,278	6.9%	84.2%	16,414,933	4.3%	11.39
Oregon	11	822,229	2.7%	89.9%	8,412,257	2.2%	14.63
Pennsylvania	13	852,556	2.8%	88.5%	8,439,093	2.2%	17.98
South Carolina	10	302,617	1.0%	86.5%	2,317,730	0.6%	11.50
Tennessee	7	488,050	1.6%	94.5%	5,375,333	1.4%	13.07
Texas	39	3,958,183	13.0%	84.6%	44,463,304	11.8%	15.43
Virginia	32	1,672,220	5.5%	92.8%	23,351,842	6.2%	17.39
Washington	11	699,234	2.3%	91.9%	11,263,554	3.0%	17.65
Wisconsin	2	67,147	0.2%	97.3%	487,018	0.1%	7.46

Total All Properties	409	30,413,643	100.0%	88.8%	$377,378,496	100.0%	$15.52

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Average Base Rent by State - Wholly-Owned and 100% of Joint Ventures

March 31, 2007

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	193,558	0.4%	82.2%	$1,809,731	0.3%	$11.38
Arizona	4	496,087	1.0%	99.3%	7,583,829	1.2%	15.58
California	73	9,578,800	20.2%	88.0%	154,597,686	25.4%	20.05
Colorado	21	2,342,215	4.9%	92.5%	24,930,037	4.1%	12.17
Connecticut	1	179,730	0.4%	100.0%	3,960,509	0.7%	22.04
Delaware	5	654,687	1.4%	90.9%	7,558,416	1.2%	12.70
District of Columbia	2	39,646	0.1%	89.8%	1,530,177	0.3%	53.38
Florida	55	6,163,594	13.0%	93.5%	66,096,872	10.9%	12.32
Georgia	32	2,735,719	5.8%	92.6%	35,325,070	5.8%	14.14
Illinois	16	2,256,682	4.8%	94.1%	27,159,830	4.5%	12.80
Indiana	5	193,370	0.4%	73.3%	2,490,509	0.4%	18.57
Kentucky	2	302,670	0.6%	94.6%	2,661,835	0.4%	9.34
Maryland	18	2,058,329	4.3%	95.0%	30,141,748	5.0%	16.55
Massachusetts	3	564,899	1.2%	82.2%	5,885,322	1.0%	13.24
Michigan	4	303,412	0.6%	87.0%	3,478,280	0.6%	13.18
Minnesota	3	483,938	1.0%	96.3%	5,671,687	0.9%	12.27
Nevada	2	218,377	0.5%	94.2%	2,699,918	0.4%	15.20
New Hampshire	2	125,173	0.3%	76.1%	1,302,202	0.2%	14.17
New Jersey	2	156,482	0.3%	97.8%	2,482,587	0.4%	16.23
North Carolina	16	2,193,420	4.6%	91.9%	25,621,019	4.2%	13.38
Ohio	16	2,293,977	4.8%	85.4%	17,183,012	2.8%	11.36
Oregon	11	1,088,278	2.3%	91.5%	11,796,085	1.9%	14.20
Pennsylvania	13	1,649,570	3.5%	91.8%	18,916,924	3.1%	15.46
South Carolina	10	616,148	1.3%	92.3%	5,697,465	0.9%	11.21
Tennessee	7	488,050	1.0%	94.5%	5,375,333	0.9%	13.07
Texas	39	4,789,035	10.1%	86.7%	56,176,826	9.2%	15.31
Virginia	32	3,746,268	7.9%	95.0%	59,425,826	9.8%	17.97
Washington	11	1,172,684	2.5%	94.6%	18,280,192	3.0%	16.61
Wisconsin	2	269,128	0.6%	97.3%	1,951,977	0.3%	7.46

Total All Properties	409	47,353,926	100.0%	91.0%	$607,790,903	100.0%	$15.28

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Portfolio Summary Report By Region

March 31, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Mid- Atlantic Region
Shops at The Columbia	JV-RC	25%	DC	Washington-Arlington-Alexandria	2006	22,812	5,703	82.3%	82.3%	—	11,833	Trader Joe’s	$35.00
Spring Valley Shopping Center	JV-M2	24.95%	DC	Washington-Arlington-Alexandria	1930	16,834	4,200	100.0%	100.0%	—	—	—	$66.30
			DC			39,646	9,903	89.8%	89.8%	—	11,833
First State Plaza	JV-M2	24.95%	DE	Philadelphia-Camden-Wilmington	1988	164,576	41,062	92.8%	92.8%	—	57,319	Shop Rite	$13.91
Newark Shopping Center	JV-M2	24.95%	DE	Philadelphia-Camden-Wilmington	1987	183,017	45,663	77.6%	77.6%	—	—	—	$9.74
Pike Creek			DE	Philadelphia-Camden-Wilmington	1981	229,510	229,510	98.2%	98.2%	—	49,069	Acme Markets, K-Mart	$11.65
Shoppes of Graylyn	JV-M2	24.95%	DE	Philadelphia-Camden-Wilmington	1971	66,676	16,636	96.1%	96.1%	—	—	—	$16.68
White Oak - Dover, DE			DE	Dover	2000	10,908	10,908	100.0%	100.0%	—	—	—	$32.73
			DE			654,687	343,778	90.9%	94.8%	—	106,388
Corbin’s Corner	JV-M2	24.95%	CT	Hartford-West Hartford-East Hartford	1962	179,730	44,843	100.0%	100.0%	—	10,150	Trader Joe’s	$22.04
			CT			179,730	44,843	100.0%	100.0%	—	10,150
Amherst Street Village Center			NH	Manchester-Nashua	2004	33,481	33,481	96.4%	96.4%	—	—	—	$19.55
Merrimack Shopping Center			NH	Manchester-Nashua	2004	91,692	91,692	68.7%	68.7%	—	53,146	Shaw’s	$11.26
			NH			125,173	125,173	76.1%	76.1%	—	53,146
Plaza Square	JV-M2	24.95%	NJ	New York-Northern New Jersey- Long Island	1990	103,842	25,909	100.0%	100.0%	—	60,000	Shop Rite	$21.55
Haddon Commons	JV-M2	24.95%	NJ	Philadelphia-Camden-Wilmington	1985	52,640	13,134	93.4%	93.4%	—	34,240	Acme Markets	$4.99
			NJ			156,482	39,042	97.8%	97.8%	—	94,240
Bowie Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1966	104,037	25,957	94.0%	94.0%	—	21,750	Giant Food	$17.70
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	2003	206,050	41,210	97.6%	97.6%	49,000	43,000	Giant Food, Sears, (Toys “R” Us)	$9.31
Cloppers Mill Village	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1995	137,035	34,190	98.9%	98.9%	—	70,057	Shoppers Food Warehouse	$17.66
Elkridge Corners	JV-M2	24.95%	MD	Baltimore-Towson	1990	73,529	18,345	97.6%	97.6%	—	39,571	Super Fresh	$13.98
Festival at Woodholme	JV-M2	24.95%	MD	Baltimore-Towson	1986	81,027	20,216	93.3%	93.3%	—	10,370	Trader Joe’s	$33.28
Firstfield Shopping Center	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1978	22,328	5,571	100.0%	100.0%	—	—	—	$34.52
Goshen Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1987	45,654	11,391	100.0%	100.0%	—	—	—	$17.81
King Farm Apartments	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	64,775	16,194	94.0%	94.0%	—	—	—	$14.35
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	120,326	30,082	100.0%	100.0%	—	53,754	Safeway	$24.60
Lee Airport			MD	Baltimore-Towson	2005	129,940	129,940	67.1%	67.1%	—	60,000	Giant Food	NA
Mitchellville Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1991	156,124	38,953	98.6%	98.6%	—	45,100	Food Lion	$21.33
Northway Shopping Center	JV-M2	24.95%	MD	Baltimore-Towson	1987	98,016	24,455	98.5%	98.5%	—	49,028	Shoppers Food Warehouse	$13.31
Parkville Shopping Center	JV-M2	24.95%	MD	Baltimore-Towson	1961	162,435	40,528	99.6%	99.6%	—	41,223	Super Fresh	$13.59
Southside Marketplace	JV-M2	24.95%	MD	Baltimore-Towson	1990	125,147	31,224	89.3%	89.3%	—	44,264	Shoppers Food Warehouse	$14.64
Takoma Park	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1960	106,469	26,564	99.2%	99.2%	—	63,643	Shoppers Food Warehouse	$10.54
Valley Centre	JV-M2	24.95%	MD	Baltimore-Towson	1987	247,312	61,704	94.9%	94.9%	—	—	—	$13.40
Watkins Park Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1985	113,443	28,304	98.5%	98.5%	—	43,205	Safeway	$17.82
Woodmoor Shopping Center	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1954	64,682	16,138	94.6%	94.6%	—	—	—	$21.08
			MD			2,058,329	600,966	95.0%	90.4%	49,000	584,965
Shops at Saugus			MA	Boston-Cambridge-Quincy	2006	97,917	97,917	18.1%	18.1%	—	—	—	NA
Speedway Plaza	JV-C2	20%	MA	Worcester	1988	185,279	37,056	99.4%	99.4%	—	59,970	Stop & Shop, BJ’s Wholesale	$9.87
Twin City Plaza			MA	Boston-Cambridge-Quincy	2004	281,703	281,703	93.2%	93.2%	—	62,500	Shaw’s, Marshall’s	$15.62
			MA			564,899	416,676	82.2%	76.1%	—	122,470
Allen Street Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem-Easton	1958	46,420	11,582	89.9%	89.9%	—	22,075	Ahart Market	$13.45
City Avenue Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1960	159,419	39,775	97.6%	97.6%	—	—	—	$16.29
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	1960	219,337	219,337	94.6%	94.6%	—	10,610	Trader Joe’s	$22.93
Hershey			PA	Harrisburg-Carlisle	2000	6,000	6,000	100.0%	100.0%	—	—	—	$27.64
Kenhorst Plaza	JV-M2	24.95%	PA	Reading	1990	159,150	39,708	95.0%	95.0%	—	57,935	Redner’s Market	$10.89
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	2006	14,820	14,820	100.0%	100.0%	—	—	—	NA
Mayfair Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1988	112,276	28,013	93.7%	93.7%	—	25,673	Shop ‘N Bag	$14.55
Mercer Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1988	91,400	22,804	100.0%	100.0%	—	50,708	Genuardi’s	$17.59
Newtown Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1970	146,893	36,650	95.8%	95.8%	—	56,226	Acme Markets	$14.59
Silver Spring Square			PA	Harrisburg-Carlisle	2005	347,435	347,435	78.8%	78.8%	137,271	130,000	Wegmans, (Target)	$10.50
Stefko Boulevard Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem-Easton	1976	133,824	33,389	93.8%	93.8%	—	73,000	Valley Farm Market	$7.17
Towamencin Village Square	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1990	122,916	30,668	93.9%	93.9%	—	40,750	Genuardi’s	$15.57
Warwick Square Shopping	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1999	89,680	22,375	94.6%	94.6%	—	50,658	Genuardi’s	$16.87
			PA			1,649,570	852,556	91.8%	88.5%	137,271	517,635
601 King Street	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1980	8,349	2,083	97.8%	97.8%	—	—	—	$47.66
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	2000	91,905	91,905	100.0%	100.0%	—	48,999	Giant Food	$20.53
Ashburn Farm Village Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1996	88,897	22,180	100.0%	100.0%	—	57,030	Shoppers Food Warehouse	$14.35

Portfolio Summary Report By Region

March 31, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Braemar Shopping Center	JV-RC	25%	VA	Washington-Arlington-Alexandria	2004	96,439	24,110	100.0%	100.0%	—	57,860	Safeway	$17.52
Brafferton Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1997	94,731	23,635	100.0%	100.0%	—	43,520	Sport and Health Clubs	$19.32
Brookville Plaza	JV-M	25%	VA	Lynchburg	1991	63,665	15,916	98.1%	98.1%	—	52,864	Kroger	$9.24
Centre Ridge Marketplace	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1996	104,154	25,986	98.8%	98.8%	—	55,138	Shoppers Food Warehouse	$15.76
Cheshire Station			VA	Washington-Arlington- Alexandria	2000	97,156	97,156	98.3%	98.3%	—	55,163	Safeway	$15.70
Culpeper Colonnade			VA	None	2006	93,366	93,366	52.5%	52.5%	127,307	—	(Target)	NA
Festival at Manchester Lakes	JV-M2	24.95%	VA	Washington-Arlington- Alexandria	1990	165,130	41,200	97.4%	97.4%	—	65,000	Shoppers Food Warehouse	$21.87
Fortuna			VA	Washington-Arlington- Alexandria	2004	90,131	90,131	100.0%	100.0%	123,735	66,870	Shoppers Food Warehouse, (Target)	$28.93
Fox Mill Shopping Center	JV-M2	24.95%	VA	Washington-Arlington- Alexandria	1977	103,269	25,766	100.0%	100.0%	—	49,837	Giant Food	$19.03
Gayton Crossing	JV-M2	24.95%	VA	Richmond	1983	156,916	39,151	95.6%	95.6%	—	38,408	Ukrop’s	$13.20
Glen Lea Centre	JV-M2	24.95%	VA	Richmond	1969	78,494	19,584	54.3%	54.3%	—	—	—	$11.70
Greenbriar Town Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1972	345,935	86,311	100.0%	100.0%	—	62,319	Giant Food	$20.25
Hanover Village	JV-M2	24.95%	VA	Richmond	1971	96,146	23,988	88.0%	88.0%	—	—	—	$9.30
Hollymead Town Center			VA	Charlottesville	2004	153,739	153,739	96.3%	96.3%	142,500	60,607	Harris Teeter, (Target)	$19.92
Kamp Washington Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1960	71,825	17,920	100.0%	100.0%	—	—	—	$31.61
Kings Park Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1966	74,703	18,638	100.0%	100.0%	—	28,161	Giant Food	$23.36
Laburnum Park Shopping Center	JV-M2	24.95%	VA	Richmond	1977	64,992	16,216	94.1%	94.1%	49,000	49,000	(Ukrop’s)	$14.90
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	132,445	26,489	100.0%	100.0%	—	63,000	Shoppers Food Warehouse	$18.51
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	39,177	7,835	100.0%	100.0%	—	—	—	$26.80
Lorton Town Center Phase II	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	12,630	2,526	0.0%	0.0%	—	—	—	NA
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	2003	149,810	149,810	100.0%	100.0%	—	51,922	Safeway	$15.43
Saratoga Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1977	101,587	25,346	100.0%	100.0%	—	39,187	Giant Food	$16.94
Shops at County Center			VA	Washington-Arlington-Alexandria	2005	109,493	109,493	72.8%	72.8%	—	52,409	Harris Teeter	NA
Signal Hill			VA	Washington-Arlington-Alexandria	2004	95,172	95,172	96.2%	96.2%	—	67,470	Shoppers Food Warehouse	$17.96
Statler Square Phase I			VA	Staunton-Waynesboro	1996	133,660	133,660	89.8%	89.8%	—	65,003	Kroger	$8.29
Town Center at Sterling Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1980	190,069	47,422	100.0%	100.0%	—	46,935	Giant Food	$17.14
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	1991	298,281	59,656	97.0%	97.0%	—	48,424	Shoppers Food Warehouse, Gold’s Gym	$19.37
Village Shopping Center	JV-M2	24.95%	VA	Richmond	1948	111,177	27,739	99.3%	99.3%	—	45,023	Ukrop’s	$16.73
Willston Centre I	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1952	105,376	26,291	97.6%	97.6%	—	—	—	$21.86
Willston Centre II	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1986	127,449	31,799	100.0%	100.0%	—	42,491	Safeway	$17.65
			VA			3,746,268	1,672,220	95.0%	92.8%	442,542	1,312,640
Regional Totals						9,174,784	4,105,156	93.2%	89.6%	628,813	2,813,467
Midwest Region
Baker Hill Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1998	135,285	27,057	84.4%	84.4%	—	72,397	Dominick’s	$14.96
Brentwood Commons	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1962	125,585	31,333	88.8%	88.8%	—	64,762	Dominick’s	$12.12
Civic Center Plaza	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1989	265,024	66,123	99.5%	99.5%	—	87,135	Dominick’s (Dark), Home Depot	$10.80
Deer Grove Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1996	239,356	47,871	97.2%	97.2%	117,000	65,816	Dominick’s, Linens-N-Things, (Target)	$12.81
Frankfort Crossing Shpg Ctr			IL	Chicago-Naperville-Joliet	1992	114,534	114,534	91.3%	91.3%	—	64,937	Jewel / OSCO	$12.54
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1997	123,182	24,636	100.0%	100.0%	—	72,385	Dominick’s	$14.72
Heritage Plaza—Chicago	JV-M	25%	IL	Chicago-Naperville-Joliet	2005	128,871	32,218	93.6%	93.6%	—	64,922	Jewel / OSCO	$12.06
Hinsdale			IL	Chicago-Naperville-Joliet	1986	178,975	178,975	86.2%	86.2%	—	69,540	Dominick’s	$13.39
McHenry Commons Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1988	100,526	25,081	94.1%	94.1%	—	76,170	Dominick’s	$10.02
Oaks Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1983	135,007	33,684	90.1%	90.1%	—	63,863	Dominick’s	$14.97
Riverside Sq & River’s Edge	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1986	169,436	42,274	100.0%	100.0%	—	74,495	Dominick’s	$13.89
Riverview Plaza	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1981	139,256	34,744	97.8%	97.8%	—	50,094	Dominick’s	$11.11
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	2001	87,705	17,541	94.8%	94.8%	—	65,977	Dominick’s	$14.50
Stearns Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1999	96,613	19,323	99.2%	99.2%	—	65,613	Dominick’s	$14.54
Stonebrook Plaza Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1984	95,825	23,908	97.7%	97.7%	—	63,000	Dominick’s	$11.23
Westbrook Commons			IL	Chicago-Naperville-Joliet	1984	121,502	121,502	85.7%	85.7%	—	51,304	Dominick’s	$13.08
			IL			2,256,682	840,806	94.1%	91.6%	117,000	1,072,410
Airport Crossing			IN	Chicago-Naperville-Joliet	2006	11,921	11,921	0.0%	0.0%	89,911	—	—	NA
Augusta Center			IN	Chicago-Naperville-Joliet	2006	14,537	14,537	35.1%	35.1%	213,988	—	—	NA
Greenwood Springs			IN	Indianapolis	2004	28,028	28,028	35.0%	35.0%	265,798	50,000	(Gander Mountain), (Wal-Mart Supercenter)	$20.07
Willow Lake Shopping Center	JV-M2	24.95%	IN	Indianapolis	1987	85,923	21,438	91.4%	91.4%	64,000	64,000	(Kroger)	$16.87
Willow Lake West Shopping Center	JV-M2	24.95%	IN	Indianapolis	2001	52,961	13,214	91.2%	91.2%	—	10,028	Trader Joe’s	$21.15
			IN			193,370	89,138	73.3%	52.2%	633,697	124,028

Portfolio Summary Report By Region

March 31, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Franklin Square	JV-M	25%	KY	Frankfort	1988	203,318	50,830	93.9%	93.9%	—	50,499	Kroger	$9.13
Silverlake	JV-M	25%	KY	Cincinnati-Middletown	1988	99,352	24,838	96.1%	96.1%	—	60,000	Kroger	$9.76
			KY			302,670	75,668	94.6%	94.6%	—	110,499
Fenton Marketplace			MI	Flint	1999	97,224	97,224	92.9%	92.9%	—	53,739	Farmer Jack	$13.16
Independence Square			MI	Detroit-Warren-Livonia	2004	89,083	89,083	94.8%	94.8%	—	60,137	Kroger	$12.18
State Street Crossing			MI	Ann Arbor	2006	21,004	21,004	0.0%	0.0%	147,491	—	—	NA
Waterford Towne Center			MI	Detroit-Warren-Livonia	1998	96,101	96,101	92.9%	92.9%	—	60,202	Kroger	$14.13
			MI			303,412	303,412	87.0%	87.0%	147,491	174,078
Apple Valley Square	JV-RC	25%	MN	Minneapolis- St. Paul-Bloomington	1998	184,841	46,210	94.5%	94.5%	87,437	61,736	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$10.53
Colonial Square	JV-M2	24.95%	MN	Minneapolis-St. Paul-Bloomington	1959	93,200	23,253	97.9%	97.9%	—	43,978	Lund’s	$15.73
Rockford Road Plaza	JV-M2	24.95%	MN	Minneapolis-St. Paul-Bloomington	1991	205,897	51,371	97.1%	97.1%	—	65,608	Rainbow Foods	$12.20
			MN			483,938	120,835	96.3%	96.3%	87,437	171,322
Beckett Commons			OH	Cincinnati-Middletown	1995	121,498	121,498	100.0%	100.0%	—	70,815	Kroger	$10.13
Cherry Grove			OH	Cincinnati-Middletown	1997	195,497	195,497	90.8%	90.8%	—	66,336	Kroger	$9.91
East Pointe			OH	Columbus	1993	86,503	86,503	100.0%	100.0%	—	59,120	Kroger	$10.38
Hyde Park			OH	Cincinnati-Middletown	1995	397,893	397,893	95.5%	95.5%	—	169,267	Kroger, Biggs	$13.27
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2005	146,258	29,252	100.0%	100.0%	203,000	—	Kohl’s	$9.89
Kingsdale Shopping Center			OH	Columbus	1999	266,878	266,878	45.1%	45.1%	—	56,006	Giant Eagle	$13.96
Kroger New Albany Center			OH	Columbus	1999	91,722	91,722	93.2%	93.2%	—	63,805	Kroger	$11.87
Maxtown Road (Northgate)			OH	Columbus	1996	85,100	85,100	96.7%	96.7%	90,000	62,000	Kroger, (Home Depot)	$10.45
Park Place Shopping Center			OH	Columbus	1988	106,833	106,833	59.4%	59.4%	—	—	—	$9.94
Red Bank Village			OH	Cincinnati-Middletown	2006	233,084	233,084	87.4%	87.4%	—	—	—	NA
Regency Commons			OH	Cincinnati-Middletown	2004	30,770	30,770	62.9%	62.9%	—	—	—	$24.25
Regency Milford Center	JV-MD	25%	OH	Cincinnati-Middletown	2001	108,923	27,231	96.5%	96.5%	—	65,000	Kroger	$11.74
Shoppes at Mason			OH	Cincinnati-Middletown	1997	80,800	80,800	96.5%	96.5%	—	56,800	Kroger	$11.04
Wadsworth Crossing			OH	Cleveland-Elyria-Mentor	2005	112,926	112,926	56.1%	56.1%	336,263	—	(Kohl’s), (Lowe’s), (Target)	NA
Westchester Plaza			OH	Cincinnati-Middletown	1988	88,182	88,182	96.9%	96.9%	—	66,523	Kroger	$9.68
Windmiller Plaza Phase I			OH	Columbus	1997	141,110	141,110	100.0%	100.0%	—	101,428	Kroger	$8.31
			OH			2,293,977	2,095,278	85.4%	84.2%	629,263	837,100
Racine Centre Shopping Center	JV-M2	24.95%	WI	Racine	1988	135,827	33,889	98.2%	98.2%	—	50,979	Piggly Wiggly	$7.71
Whitnall Square Shopping Center	JV-M2	24.95%	WI	Milwaukee-Waukesha-West Allis	1989	133,301	33,259	96.3%	96.3%	—	69,090	Pick ‘N’ Save	$7.19
			WI			269,128	67,147	97.3%	97.3%	—	120,069
Regional Totals						6,103,177	3,592,284	90.2%	86.2%	1,614,888	2,609,506
Pacific Region
4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	2004	240,139	240,139	95.0%	95.0%	—	68,000	Ralphs, Jimbo’s...Naturally!	$26.61
Alameda Bridgeside Shopping Center			CA	San Francisco-Oakland-Fremont	2004	105,118	105,118	84.9%	84.9%	—	58,977	Nob Hill	$21.80
Amerige Heights Town Center	JV-MD	25%	CA	Los Angeles-Long Beach- Santa Ana	2000	96,679	24,170	97.9%	97.9%	142,600	57,560	Albertsons, (Target)	$24.11
Applegate Ranch Shopping Center			CA	Merced	2006	179,450	179,450	0.0%	0.0%	319,692	178,500	(Super Target), (Home Depot)	NA
Auburn Village	JV-M2	24.95%	CA	Sacramento—Arden- Arcade—Roseville	1990	133,944	33,419	97.2%	97.2%	—	45,540	Bel Air Market	$17.07
Bayhill Shopping Center	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1990	121,846	30,401	100.0%	100.0%	—	32,110	Mollie Stone’s Market	$19.53
Bear Creek Phase II			CA	Riverside-San Bernardino-Ontario	2005	23,001	23,001	80.3%	80.3%	—	—	—	NA
Bear Creek Village Center	JV-M	25%	CA	Riverside-San Bernardino-Ontario	2004	75,220	18,805	97.6%	97.6%	—	44,093	Stater Bros.	$21.73
Blossom Valley			CA	San Jose-Sunnyvale-Santa Clara	1990	93,316	93,316	100.0%	100.0%	—	34,208	Safeway	$23.81
Brea Marketplace	JV-M2	24.95%	CA	Los Angeles-Long Beach- Santa Ana	1987	298,311	74,429	71.4%	71.4%	—	—	Toys “R” Us	$19.53
Campus Marketplace	JV-M	25%	CA	San Diego-Carlsbad-San Marcos	2000	144,289	36,072	99.2%	99.2%	—	58,527	Ralphs	$22.35
Clayton Valley			CA	San Francisco-Oakland-Fremont	2004	275,785	275,785	62.3%	62.3%	—	—	Yardbirds Home Center	$18.49
Clovis Commons			CA	Fresno	2004	180,855	180,855	78.2%	78.2%	145,653	145,653	(Super Target)	$20.01
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167,184	41,796	100.0%	100.0%	—	65,715	Safeway, Orchard Supply & Hardware	$15.60
Costa Verde			CA	San Diego-Carlsbad-San Marcos	1988	178,623	178,623	100.0%	100.0%	—	40,000	Bristol Farms	$31.25
Diablo Plaza			CA	San Francisco-Oakland-Fremont	1982	63,265	63,265	100.0%	100.0%	53,000	53,000	(Safeway)	$31.19
El Camino			CA	Los Angeles-Long Beach-Santa Ana	1995	135,728	135,728	100.0%	100.0%	—	35,650	Von’s Food & Drug	$20.72
El Cerrito Plaza	JV-MD	25%	CA	San Francisco-Oakland-Fremont	2000	256,035	64,009	84.0%	84.0%	66,700	77,888	(Lucky’s), Trader Joe’s	$25.24
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	1984	90,679	90,679	96.4%	96.4%	—	42,315	Von’s Food & Drug	$15.04
Encina Grande			CA	San Francisco-Oakland-Fremont	1965	102,499	102,499	99.1%	99.1%	—	22,500	Safeway	$19.44
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2004	232,754	46,551	100.0%	100.0%	123,735	43,718	Stater Bros., (Target)	$17.50
Falcon Ridge Town Center Phase II			CA	Riverside-San Bernardino-Ontario	2005	66,864	66,864	100.0%	100.0%	—	—	24 Hour Fitness	$24.82
Five Points Shopping Center	JV-M2	24.95%	CA	Santa Barbara-Santa Maria-Goleta	1960	144,553	36,066	100.0%	100.0%	—	35,305	Albertsons	$22.13
Folsom Prairie City Crossing			CA	Sacramento—Arden—Arcade—Roseville	1999	90,237	90,237	100.0%	100.0%	—	55,255	Safeway	$20.38

Portfolio Summary Report By Region

March 31, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
French Valley			CA	Riverside-San Bernardino-Ontario	2004	99,019	99,019	98.5%	98.5%	—	44,054	Stater Bros.	$22.36
Friars Mission			CA	San Diego-Carlsbad-San Marcos	1989	146,898	146,898	99.0%	99.0%	—	55,303	Ralphs	$27.21
Garden Village Shopping Center	JV-M	25%	CA	Los Angeles-Long Beach-Santa Ana	2000	112,767	28,192	100.0%	100.0%	—	57,050	Albertsons	$17.97
Gelson’s Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	2002	84,975	84,975	99.0%	99.0%	—	37,500	Gelson’s Markets	$18.28
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2006	291,612	291,612	58.0%	58.0%	—	—	Lowe’s	NA
Granada Village	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1965	224,649	56,050	98.7%	98.7%	—	—	Kohl’s	$17.12
Hasley Canyon Village			CA	Los Angeles-Long Beach-Santa Ana	2003	65,801	65,801	100.0%	100.0%	—	51,800	Ralphs	$22.90
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	1981	231,582	231,582	99.9%	99.9%	—	44,376	Ralphs	$24.71
Indio-Jackson			CA	Riverside-San Bernardino-Ontario	2006	364,873	364,873	1.0%	1.0%	234,888	—	—	NA
Laguna Niguel Plaza	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1985	41,943	10,465	93.7%	93.7%	38,917	38,917	(Albertsons)	$24.17
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	1983	113,310	113,310	100.0%	100.0%	53,000	53,000	(Safeway)	$16.53
Mariposa Shopping Center	JV-M2	24.95%	CA	San Jose-Sunnyvale-Santa Clara	1957	126,658	31,601	100.0%	100.0%	—	42,896	Safeway	$16.33
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	1996	91,222	91,222	98.2%	98.2%	—	42,630	Stater Bros.	$22.68
Navajo Shopping Center	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1964	102,138	25,483	100.0%	100.0%	—	44,180	Albertsons	$13.07
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	1985	149,174	149,174	100.0%	100.0%	—	58,000	Albertsons	$17.49
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	1982	83,279	83,279	100.0%	100.0%	—	43,842	Albertsons	$15.62
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1991	194,395	38,879	99.4%	99.4%	—	28,210	Henry’s Marketplace	$17.77
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	1984	94,940	94,940	100.0%	100.0%	—	36,800	Von’s Food & Drug	$19.50
Pleasant Hill Shopping Center	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1970	233,679	58,303	99.2%	99.2%	—	—	Target, Toys “R” Us	$11.91
Point Loma Plaza	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1987	212,796	53,093	91.7%	91.7%	—	50,000	Von’s Food & Drug	$16.88
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	1987	165,928	165,928	97.0%	97.0%	—	10,122	Trader Joe’s	$24.38
Rancho San Diego Village	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1981	151,396	37,773	96.8%	96.8%	—	39,777	Von’s Food & Drug	$17.60
Rio Vista Town Center			CA	Riverside-San Bernardino-Ontario	2005	79,443	79,443	60.7%	60.7%	—	44,700	Stater Bros.	NA
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	1989	51,754	51,754	96.2%	96.2%	—	37,194	Food 4 Less	$15.00
San Leandro			CA	San Francisco-Oakland-Fremont	1982	50,432	50,432	100.0%	100.0%	38,250	38,250	(Safeway)	$26.17
Santa Ana Downtown			CA	Los Angeles-Long Beach-Santa Ana	1987	100,306	100,306	98.7%	98.7%	—	37,972	Food 4 Less	$18.99
Santa Maria Commons			CA	Santa Barbara-Santa Maria-Goleta	2005	113,514	113,514	100.0%	100.0%	—	—	Kohl’s	$7.78
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1966	102,235	20,447	91.5%	91.5%	—	25,000	Safeway	$12.52
Sequoia Station			CA	San Francisco-Oakland-Fremont	1996	103,148	103,148	100.0%	100.0%	62,050	62,050	(Safeway)	$30.72
Shops of Santa Barbara			CA	Santa Barbara-Santa Maria-Goleta	2004	51,568	51,568	92.2%	92.2%	—	—	—	$24.29
Shops of Santa Barbara Phase II			CA	Santa Barbara-Santa Maria-Goleta	2004	69,354	69,354	93.7%	93.7%	—	40,000	Whole Foods	NA
Silverado Plaza	JV-M2	24.95%	CA	Napa	1974	84,916	21,187	99.8%	99.8%	—	31,833	Nob Hill	$13.79
Snell & Branham Plaza	JV-M2	24.95%	CA	San Jose-Sunnyvale-Santa Clara	1988	99,350	24,788	100.0%	100.0%	—	52,550	Safeway	$15.54
Soquel Canyon Crossings			CA	Riverside-San Bernardino-Ontario	2005	38,926	38,926	93.8%	93.8%	—	—	—	NA
Stanford Ranch Village	JV-M2	24.95%	CA	Sacramento—Arden-Arcade— Roseville	1991	89,875	22,424	89.3%	89.3%	—	45,540	Bel Air Market	$17.42
Strawflower Village			CA	San Francisco-Oakland-Fremont	1985	78,827	78,827	100.0%	100.0%	—	33,753	Safeway	$18.78
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	1990	146,188	146,188	100.0%	100.0%	—	56,496	Safeway	$19.85
Twin Oaks Shopping Center	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1978	98,399	24,551	100.0%	100.0%	—	40,775	Ralphs	$13.75
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	1988	198,139	198,139	98.9%	98.9%	—	44,686	Albertsons, Target	$16.76
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	2003	172,856	172,856	98.3%	98.3%	—	35,000	Whole Foods, Kohl’s	$29.97
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	1984	76,070	76,070	100.0%	100.0%	—	42,500	Von’s Food & Drug	$19.43
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	2005	30,268	30,268	48.1%	48.1%	—	—	—	NA
Vista Village Phase I	JV-RRP	20.00%	CA	San Diego-Carlsbad-San Marcos	2003	129,009	25,802	100.0%	100.0%	165,000	—	Krikorian Theaters, (Lowe’s)	$24.48
Vista Village Phase II	JV-RRP	20.00%	CA	San Diego-Carlsbad-San Marcos	2003	55,000	11,000	100.0%	100.0%	—	25,000	Sprout’s Markets	$15.95
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	2006	11,000	11,000	54.5%	54.5%	—	—	—	$38.50
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	1996	88,103	88,103	98.3%	98.3%	—	24,712	Safeway	$14.75
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	1975	190,519	190,519	99.2%	99.2%	—	41,300	Von’s Food & Drug	$12.56
Westridge			CA	Los Angeles-Long Beach-Santa Ana	2003	92,287	92,287	100.0%	100.0%	—	50,782	Albertsons	$25.25
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	1992	107,614	107,614	100.0%	100.0%	—	77,648	Gigante	$13.37
Woodside Central			CA	San Francisco-Oakland-Fremont	1993	80,591	80,591	100.0%	100.0%	113,000	—	(Target)	$20.40
Ygnacio Plaza	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1968	109,701	27,370	68.0%	68.0%	—	—	—	$25.97
			CA			9,578,800	6,662,203	88.0%	85.3%	1,556,485	2,860,712
Cherry Park Market	JV-M	25%	OR	Portland-Vancouver-Beaverton	1997	113,518	28,380	92.0%	92.0%	—	55,164	Safeway	$13.53
Corvallis Market Center			OR	Corvallis	2006	82,250	82,250	60.4%	60.4%	—	—	—	NA
Greenway Town Center	JV-M2	24.95%	OR	Portland-Vancouver-Beaverton	1979	93,101	23,229	100.0%	100.0%	—	37,500	Unified Western Grocers	$12.11
Hillsboro Market Center	JV-M	25%	OR	Portland-Vancouver-Beaverton	2000	148,051	37,013	96.9%	96.9%	—	57,370	Albertsons	$13.74
Hillsboro—Mervyns			OR	Portland-Vancouver-Beaverton	2006	76,600	76,600	47.8%	47.8%	—	—	Best Buy	NA
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1988	149,215	149,215	99.8%	99.8%	—	41,132	Safeway	$13.93
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1999	87,966	87,966	98.4%	98.4%	—	55,227	Safeway	$9.73

Portfolio Summary Report By Region

March 31, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro- rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Sherwood Market Center			OR	Portland Vancouver-Beaverton	1995	124,257	124,257	100.0%	100.0%	—	49,793	Albertsons	$16.68
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1988	52,710	52,710	100.0%	100.0%	—	—	—	$20.77
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2006	71,000	71,000	93.0%	93.0%	—	56,500	Whole Foods	NA
Walker Center			OR	Portland-Vancouver-Beaverton	1987	89,610	89,610	100.0%	100.0%	—	—	Sportmart	$15.16
			OR			1,088,278	822,229	91.5%	89.9%	—	352,686
Aurora Marketplace	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1991	106,921	26,677	100.0%	100.0%	—	48,893	Safeway	$15.13
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	1999	211,072	42,214	99.0%	99.0%	—	49,440	Safeway	$10.97
Eastgate Plaza	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1956	78,230	19,518	100.0%	100.0%	—	28,775	Albertsons	$20.21
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	1985	17,253	17,253	100.0%	100.0%	—	—	—	$27.25
James Center	JV-M	25%	WA	Seattle-Tacoma-Bellevue	1999	140,240	35,060	94.7%	94.7%	—	68,273	Fred Myer	$15.83
Orchard Market Center			WA	Portland-Vancouver-Beaverton	2004	51,959	51,959	100.0%	100.0%	—	—	—	$11.58
Orchards Phase II			WA	Portland-Vancouver-Beaverton	2005	120,058	120,058	61.2%	61.2%	—	—	Wallace Theaters	$13.88
Overlake Fashion Plaza	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1987	80,555	20,098	100.0%	100.0%	230,300	—	(Sears)	$20.57
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	1989	102,953	102,953	100.0%	100.0%	—	40,982	Quality Foods	$16.92
Sammamish Highland			WA	Seattle-Tacoma-Bellevue	1992	101,289	101,289	92.6%	92.6%	55,000	55,000	(Safeway)	$21.38
Southcenter			WA	Seattle-Tacoma-Bellevue	1990	58,282	58,282	100.0%	100.0%	111,900	—	(Target)	$31.28
Thomas Lake			WA	Seattle-Tacoma-Bellevue	1998	103,872	103,872	100.0%	100.0%	—	50,065	Albertsons	$14.15
			WA			1,172,684	699,234	94.6%	91.9%	397,200	341,428
Regional Totals						11,839,762	8,183,666	89.0%	86.3%	1,953,685	3,554,826
Southeast Region
Southgate Village Shopping Ctr	JV-M	25%	AL	Birmingham-Hoover	1988	75,092	18,773	100.0%	100.0%	—	46,733	Publix	$11.15
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	2003	118,466	59,233	70.8%	70.8%	—	44,271	Publix	$11.59
			AL			193,558	78,006	82.2%	77.9%	—	91,004
Anastasia Plaza	JV-M	25%	FL	Jacksonville	1988	102,342	25,586	100.0%	100.0%	—	48,555	Publix	$10.78
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	1974	102,876	102,876	100.0%	100.0%	—	35,908	Publix	$16.10
Beneva Village Shops			FL	Sarasota-Bradenton-Venice	1987	141,532	141,532	100.0%	100.0%	—	42,112	Publix	$11.91
Berkshire Commons			FL	Naples-Marco Island	1992	106,354	106,354	100.0%	100.0%	—	65,537	Publix	$12.19
Bloomingdale			FL	Tampa-St. Petersburg-Clearwater	1987	267,736	267,736	100.0%	100.0%	—	39,795	Publix, Wal-Mart, Bealls	$8.73
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1993	124,924	124,924	99.4%	99.4%	—	56,000	Winn-Dixie	$11.98
Canopy Oak Center	JV-O	50%	FL	Ocala	2006	90,043	45,022	60.3%	60.3%	—	54,340	Publix	NA
Carriage Gate			FL	Tallahassee	1978	76,783	76,783	100.0%	100.0%	—	—	—	$12.27
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1986	155,603	155,603	100.0%	100.0%	—	54,420	Publix	$16.34
Courtyard Shopping Center			FL	Jacksonville	1987	137,256	137,256	100.0%	100.0%	62,771	62,771	(Publix), Target	NA
East Port Plaza			FL	Port St. Lucie-Fort Pierce	1991	235,842	235,842	61.8%	61.8%	—	42,112	Publix	$9.91
East San Marco—Condo	JV-O	50%	FL	Jacksonville	2006	—	—	0.0%	#DIV/0!	—	—	—	NA
East San Marco—Retail	JV-O	50%	FL	Jacksonville	2006	54,464	27,232	56.2%	56.2%	—	30,589	Publix	NA
East Towne Shopping Center			FL	Orlando	2003	69,841	69,841	100.0%	100.0%	—	44,840	Publix	$13.79
First Street Village			FL	Cape Coral-Fort Myers	2006	91,525	91,525	46.4%	46.4%	—	39,393	Publix	NA
Five Points Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	2001	44,647	11,162	94.8%	94.8%	—	27,887	Publix	$12.21
Fleming Island			FL	Jacksonville	2000	136,662	136,662	97.7%	97.7%	129,807	47,955	Publix, (Target)	$12.60
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	1991	90,258	90,258	100.0%	100.0%	—	42,112	Publix	$14.52
Grande Oak			FL	Cape Coral-Fort Myers	2000	78,784	78,784	100.0%	100.0%	—	54,379	Publix	$13.53
Hibernia Plaza			FL	Jacksonville	2006	59,103	59,103	66.3%	66.3%	—	—	Publix	NA
Highland Square	JV-M	25%	FL	Jacksonville	1999	262,195	65,549	75.0%	75.0%	—	37,866	Publix	$10.57
John’s Creek Shopping Center			FL	Jacksonville	2004	89,921	89,921	100.0%	100.0%	—	44,840	Publix	$15.49
Julington Village	JV-C	20%	FL	Jacksonville	1999	81,820	16,364	100.0%	100.0%	—	51,420	Publix	$13.58
Kings Crossing Sun City	JV-M	25%	FL	Tampa-St. Petersburg-Clearwater	1999	75,020	18,755	98.4%	98.4%	—	51,420	Publix	$11.42
Lynnhaven	JV-M	25%	FL	Panama City-Lynn Haven	2001	63,871	15,968	95.6%	95.6%	—	44,271	Publix	$11.00
Marketplace St Pete			FL	Tampa-St. Petersburg-Clearwater	1983	90,296	90,296	96.3%	96.3%	—	36,464	Publix	$12.71
Martin Downs Village Center			FL	Port St. Lucie-Fort Pierce	1985	121,946	121,946	90.2%	90.2%	—	—	—	$13.21
Martin Downs Village Shoppes			FL	Port St. Lucie-Fort Pierce	1998	48,907	48,907	93.9%	93.9%	—	—	—	$16.70
Merchants Crossing	JV-M	25%	FL	Punta Gorda	1990	213,739	53,435	94.7%	94.7%	—	48,555	Publix	$9.46
Millhopper			FL	Gainesville	1974	84,065	84,065	100.0%	100.0%	—	37,244	Publix	$8.44
Newberry Square			FL	Gainesville	1986	180,524	180,524	95.8%	95.8%	—	39,795	Publix, K-Mart	$7.41
Oakleaf Plaza			FL	Jacksonville	2006	73,719	73,719	69.5%	69.5%	—	45,600	Publix	NA
Ocala Corners	JV-M	25%	FL	Tallahassee	2000	86,772	21,693	95.9%	95.9%	—	61,171	Publix	$11.75
Old St Augustine Plaza			FL	Jacksonville	1990	232,459	232,459	100.0%	100.0%	—	51,832	Publix, Burlington Coat Factory, Hobby Lobby	$7.58
Palm Harbor Shopping Village	JV-M	25%	FL	Palm Coast	1991	172,758	43,190	99.2%	99.2%	—	45,254	Publix	$11.33
Peachland Promenade	JV-M	25%	FL	Punta Gorda	1991	82,082	20,521	100.0%	100.0%	—	48,890	Publix	$10.60

Portfolio Summary Report By Region

March 31, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Pebblebrook Plaza	JV-M	25%	FL	Naples-Marco Island	2000	76,767	19,192	100.0%	100.0%	—	61,166	Publix	$12.09
Pine Tree Plaza			FL	Jacksonville	1999	63,387	63,387	100.0%	100.0%	—	37,866	Publix	$12.94
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	77,747	15,549	100.0%	100.0%	—	44,840	Publix	$16.25
Regency Court			FL	Jacksonville	1992	218,649	218,649	97.1%	97.1%	—	—	Sports Authority	$9.69
Regency Square Brandon			FL	Tampa-St. Petersburg-Clearwater	1986	349,848	349,848	98.9%	98.9%	66,000	—	AMC Theater, Michaels, (Best Buy)	$13.49
Regency Village	JV-O	50%	FL	Orlando	2002	83,170	41,585	91.3%	91.3%	—	54,379	Publix	$14.19
Shoppes @ 104	JV-M	25%	FL	Miami-Fort Lauderdale-Miami Beach	1990	108,192	27,048	100.0%	100.0%	—	46,368	Winn-Dixie	$12.64
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	105,414	52,707	97.8%	97.8%	—	44,840	Publix	$17.23
Shops at John’s Creek			FL	Jacksonville	2004	15,490	15,490	100.0%	100.0%	—	—	—	$21.53
Shops of San Marco	JV-O	50%	FL	Miami-Fort Lauderdale-Miami Beach	2002	96,408	48,204	97.1%	97.1%	—	44,271	Publix	$16.98
Starke			FL	None	2000	12,739	12,739	100.0%	100.0%	—	—	—	$23.83
Town Center at Martin Downs			FL	Port St. Lucie-Fort Pierce	1996	64,546	64,546	100.0%	100.0%	—	56,146	Publix	$11.98
Town Square			FL	Tampa-St. Petersburg-Clearwater	1999	44,380	44,380	100.0%	100.0%	—	—	—	$25.48
Village Center 6			FL	Tampa-St. Petersburg-Clearwater	1993	181,110	181,110	97.3%	97.3%	—	36,434	Publix	$11.81
Village Commons Shopping Center	JV-M2	24.95%	FL	Miami-Fort Lauderdale-Miami Beach	1986	169,053	42,179	98.3%	98.3%	—	39,975	Publix	$16.28
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	62,821	15,705	94.2%	94.2%	—	44,271	Publix	$11.56
Welleby			FL	Miami-Fort Lauderdale-Miami Beach	1982	109,949	109,949	95.7%	95.7%	—	46,779	Publix	$9.87
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	1982	107,325	107,325	98.8%	98.8%	—	44,840	Publix	$17.98
Willa Springs Shopping Center			FL	Orlando	2000	89,930	89,930	98.9%	98.9%	—	44,271	Publix	$14.31
			FL			6,163,594	4,680,912	93.5%	93.7%	258,578	2,079,773
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	1993	53,450	53,450	100.0%	100.0%	—	—	—	$19.89
Bethesda Walk	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	2003	68,271	17,068	90.6%	90.6%	—	44,271	Publix	$12.22
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	1962	39,203	39,203	100.0%	100.0%	—	—	—	$13.70
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	1990	187,156	187,156	91.4%	91.4%	—	43,454	Publix	$14.37
Brookwood Village	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	2000	28,774	7,194	83.4%	83.4%	—	—	—	$23.89
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	1984	58,130	58,130	81.6%	81.6%	—	—	—	$15.55
Buckhead Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1989	221,874	55,469	97.8%	97.8%	—	—	—	$16.24
Cambridge Square Shopping Ctr			GA	Atlanta-Sandy Springs-Marietta	1979	71,474	71,474	98.7%	98.7%	—	40,852	Kroger	$11.52
Chapel Hill			GA	Atlanta-Sandy Springs-Marietta	2005	55,400	55,400	13.7%	13.7%	88,713	—	(Kohl’s)	NA
Cobb Center	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1996	69,547	17,387	95.8%	95.8%	191,006	56,146	Publix, (Rich’s Department Store)	$9.46
Coweta Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1994	68,489	17,122	100.0%	100.0%	—	56,077	Publix	$9.84
Cromwell Square			GA	Atlanta-Sandy Springs-Marietta	1990	70,283	70,283	91.5%	91.5%	—	—	—	$10.37
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	1991	100,539	100,539	92.0%	92.0%	—	45,044	Publix	$16.27
Dunwoody Hall			GA	Atlanta-Sandy Springs-Marietta	1986	89,351	89,351	100.0%	100.0%	—	44,271	Publix	$14.04
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	1975	120,598	120,598	93.7%	93.7%	—	18,400	Fresh Market	$16.62
Howell Mill Village	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1984	97,990	24,498	94.9%	94.9%	—	31,000	Publix	$15.26
Lindbergh Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	27,059	6,765	96.0%	96.0%	—	—	—	$22.25
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	1986	137,879	137,879	91.9%	91.9%	—	—	—	$16.53
Northlake Promenade	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1986	25,394	6,349	81.1%	81.1%	—	—	—	$17.95
Orchard Square	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1987	93,222	23,306	85.4%	85.4%	—	44,271	Publix	$10.95
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	1987	61,696	61,696	93.5%	93.5%	—	—	—	$29.31
Peachtree Parkway Plaza	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	2001	95,509	23,877	91.1%	91.1%	—	—	—	$11.72
Powers Ferry Kroger	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1983	45,528	11,382	100.0%	100.0%	—	45,528	Kroger	$6.60
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	1987	95,704	95,704	100.0%	100.0%	—	—	—	$20.46
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	1994	78,996	78,996	99.9%	99.9%	—	47,955	Publix	$8.26
Rivermont Station			GA	Atlanta-Sandy Springs-Marietta	1996	90,267	90,267	83.3%	83.3%	—	58,261	Kroger	$16.19
Rose Creek	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1993	69,790	17,448	93.0%	93.0%	—	56,077	Publix	$9.73
Roswell Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1999	201,979	50,495	97.3%	97.3%	—	11,606	Trader Joe’s, Pike Nursery	$13.75
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	1995	98,559	98,559	91.6%	91.6%	—	63,296	Kroger	$11.43
Thomas Crossroads	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1995	84,928	21,232	96.3%	96.3%	—	54,498	Kroger	$11.00
Trowbridge Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	62,558	15,640	100.0%	100.0%	—	37,888	Publix	$10.44
Woodstock Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1994	66,122	16,531	96.2%	96.2%	—	54,322	Kroger	$9.27
			GA			2,735,719	1,740,444	92.6%	91.2%	279,719	853,217
Bent Tree Plaza	JV-M	25%	NC	Raleigh-Cary	1994	79,503	19,876	95.4%	95.4%	—	54,153	Kroger	$10.91
Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1949	635,918	190,775	88.0%	88.0%	—	79,830	Harris Teeter, Fresh Market	$14.95
Carmel Commons			NC	Charlotte-Gastonia-Concord	1979	132,651	132,651	97.1%	97.1%	—	14,300	Fresh Market	$14.84
Fuquay Crossing	JV-RC	25%	NC	Raleigh-Cary	2002	124,774	31,194	97.1%	97.1%	—	46,478	Kroger	$9.82
Garner			NC	Raleigh-Cary	1998	221,776	221,776	99.4%	99.4%	273,000	57,590	Kroger, (Home Depot), (Target)	$12.27
Glenwood Village			NC	Raleigh-Cary	1983	42,864	42,864	90.5%	90.5%	—	27,764	Harris Teeter	$12.29
Greystone Village	JV-M	25%	NC	Raleigh-Cary	1986	85,665	21,416	85.0%	85.0%	—	35,700	Food Lion	$13.53

Portfolio Summary Report By Region

March 31, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Jetton Village	JV-RC	25%	NC	Charlotte-Gastonia-Concord	1998	70,097	17,524	88.5%	88.5%	—	46,760	Harris Teeter	$14.13
Kernersville Plaza			NC	Winston-Salem	1997	72,590	72,590	96.7%	96.7%	—	57,590	Harris Teeter	$10.16
Lake Pine Plaza			NC	Raleigh-Cary	1997	87,691	87,691	100.0%	100.0%	—	57,590	Kroger	$11.30
Maynard Crossing			NC	Raleigh-Cary	1997	122,782	122,782	100.0%	100.0%	—	55,973	Kroger	$14.82
Middle Creek Commons			NC	Raleigh-Cary	2006	74,098	74,098	68.4%	68.4%	—	49,495	Lowes Foods	NA
Shoppes of Kildaire	JV-M2	24.95%	NC	Raleigh-Cary	1986	148,204	36,977	83.0%	83.0%	—	18,613	Trader Joe’s	$13.47
Southpoint Crossing			NC	Durham	1998	103,128	103,128	96.9%	96.9%	—	59,160	Kroger	$15.32
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1985	101,846	20,369	90.4%	90.4%	—	34,000	Harris Teeter	$13.79
Woodcroft Shopping Center			NC	Durham	1984	89,833	89,833	100.0%	100.0%	—	40,832	Food Lion	$11.47
			NC			2,193,420	1,285,544	91.9%	94.1%	273,000	735,828
Buckwalter Village			SC	Hilton Head Island-Beaufort	2006	79,301	79,301	57.5%	57.5%	—	45,600	Publix	NA
Fairview Market	JV-M	25%	SC	Greenville	1998	53,888	13,472	97.4%	97.4%	—	37,888	Publix	$10.51
Merchants Village	JV-M	25%	SC	Charleston-North Charleston	1997	79,724	19,931	100.0%	100.0%	—	37,888	Publix	$12.38
Murray Landing	JV-M3	25%	SC	Columbia	2003	64,359	16,090	93.4%	93.4%	—	44,840	Publix	$12.08
North Pointe	JV-M	25%	SC	Columbia	1996	64,257	16,064	100.0%	100.0%	—	47,955	Publix	$9.12
Orangeburg			SC	Charleston-North Charleston	2006	14,820	14,820	100.0%	100.0%	—	—	—	NA
Pelham Commons			SC	Greenville	2003	76,541	76,541	93.7%	93.7%	—	44,271	Publix	$12.86
Poplar Springs	JV-M	25%	SC	Spartanburg	1995	64,038	16,010	98.2%	98.2%	—	47,955	Publix	$9.81
Queensborough	JV-O	50%	SC	Charleston-North Charleston	1993	82,333	41,167	100.0%	100.0%	—	65,796	Publix	$9.79
Rosewood Shopping Center	JV-M	25%	SC	Columbia	2001	36,887	9,222	94.3%	94.3%	—	27,887	Publix	$14.41
			SC			616,148	302,617	92.3%	86.5%	—	400,080
Dickson TN			TN	Nashville-Davidson— Murfreesboro	1998	10,908	10,908	100.0%	100.0%	—	—	—	$20.35
Harding Place			TN	Nashville-Davidson— Murfreesboro	2004	4,849	4,849	37.7%	37.7%	177,000	—	(Wal-Mart)	NA
Harpeth Village Fieldstone			TN	Nashville-Davidson— Murfreesboro	1998	70,091	70,091	100.0%	100.0%	—	55,377	Publix	$12.76
Lebanon Center			TN	Nashville-Davidson— Murfreesboro	2006	63,802	63,802	71.5%	71.5%	—	45,600	Publix	NA
Nashboro			TN	Nashville-Davidson— Murfreesboro	1998	86,811	86,811	100.0%	100.0%	—	61,224	Kroger	$10.42
Northlake Village I & II			TN	Nashville-Davidson— Murfreesboro	1988	141,685	141,685	96.0%	96.0%	—	64,537	Kroger	$11.06
Peartree Village			TN	Nashville-Davidson— Murfreesboro	1997	109,904	109,904	100.0%	100.0%	—	60,647	Harris Teeter	$17.06
			TN			488,050	488,050	94.5%	94.5%	177,000	287,385
Regional Totals						12,390,489	8,575,573	92.8%	92.9%	988,297	4,447,287
Southwest Region
Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	2000	113,292	113,292	98.8%	98.8%	—	55,256	Safeway	$16.29
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	1999	107,647	21,529	100.0%	100.0%	—	55,403	Safeway	$14.40
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	1996	239,438	239,438	100.0%	100.0%	—	—	Chez Antiques	$15.26
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	2000	35,710	35,710	94.1%	94.1%	—	—	—	$19.22
			AZ			496,087	409,969	99.3%	99.1%	—	110,659
Applewood Shopping Center	JV-M2	24.95%	CO	Denver-Aurora	1956	375,622	93,718	94.4%	94.4%	—	71,074	King Soopers, Wal-Mart	$9.00
Arapahoe Village	JV-M2	24.95%	CO	Boulder	1957	159,237	39,730	95.4%	95.4%	—	43,500	Safeway	$16.23
Belleview Square			CO	Denver-Aurora	1978	114,505	114,505	97.2%	97.2%	—	65,104	King Soopers	$13.53
Boulevard Center			CO	Denver-Aurora	1986	88,512	88,512	88.6%	88.6%	52,700	52,700	(Safeway)	$22.30
Buckley Square			CO	Denver-Aurora	1978	116,146	116,146	96.1%	96.1%	—	62,400	King Soopers	$8.43
Centerplace of Greeley	JV-M	25%	CO	Greeley	2003	148,575	37,144	97.6%	97.6%	125,000	58,374	Safeway, (Target)	$13.87
Cherrywood Square	JV-M2	24.95%	CO	Denver-Aurora	1978	86,161	21,497	95.8%	95.8%	—	51,640	King Soopers	$10.51
Cheyenne Meadows	JV-M	25%	CO	Colorado Springs	1998	89,893	22,473	100.0%	100.0%	—	69,913	King Soopers	$10.80
Crossroads Commons	JV-C	20%	CO	Boulder	1986	144,288	28,858	91.3%	91.3%	—	39,247	Whole Foods	$15.36
Falcon Marketplace			CO	Colorado Springs	2005	22,491	22,491	17.4%	17.4%	184,305	50,000	(Wal-Mart Supercenter)	NA
Fort Collins Center			CO	Fort Collins-Loveland	2005	99,359	99,359	0.0%	0.0%	—	—	JC Penney	$7.75
Hilltop Village	JV-M3	25%	CO	Denver-Aurora	2003	100,028	25,007	97.3%	97.3%	—	66,000	King Soopers	$22.48
Leetsdale Marketplace			CO	Denver-Aurora	1993	119,916	119,916	92.2%	92.2%	—	62,600	Safeway	$12.69
Littleton Square			CO	Denver-Aurora	1997	94,257	94,257	95.7%	95.7%	—	49,751	King Soopers	$11.87
Lloyd King Center			CO	Denver-Aurora	1998	83,326	83,326	100.0%	100.0%	—	61,040	King Soopers	$11.60
Loveland Shopping Center			CO	Fort Collins-Loveland	2005	93,142	93,142	44.7%	44.7%	—	—	Murdoch’s Ranch	$11.00
Marketplace at Briargate			CO	Colorado Springs	2006	29,075	29,075	45.2%	45.2%	—	66,000	King Soopers	NA
Monument Jackson Creek			CO	Colorado Springs	1999	85,263	85,263	100.0%	100.0%	—	69,913	King Soopers	$10.22
Ralston Square Shopping Center	JV-M2	24.95%	CO	Denver-Aurora	1977	82,750	20,646	100.0%	100.0%	—	55,311	King Soopers	$9.47
Stroh Ranch			CO	Denver-Aurora	1998	93,436	93,436	98.5%	98.5%	—	69,719	King Soopers	$12.09
Woodmen Plaza			CO	Colorado Springs	1998	116,233	116,233	95.0%	95.0%	—	69,716	King Soopers	$14.12
			CO			2,342,215	1,444,733	92.5%	90.5%	362,005	1,134,002

Portfolio Summary Report By Region

March 31, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Anthem Highland Shopping Center			NV	Las Vegas-Paradise	2004	119,313	119,313	89.4%	89.4%	—	53,963	Albertsons	$14.85
Centennial Crossroads	JV-M	25.00%	NV	Las Vegas-Paradise	2002	99,064	24,766	100.0%	100.0%	154,000	55,256	Von’s Food & Drug, (Target)	$15.48
			NV			218,377	144,079	94.2%	91.3%	154,000	109,219
Alden Bridge			TX	Houston-Baytown-Sugar Land	1998	138,953	138,953	95.7%	95.7%	—	67,768	Kroger	$16.40
Atascocita Center			TX	Houston-Baytown-Sugar Land	2003	97,240	97,240	82.0%	82.0%	—	65,740	Kroger	$9.47
Bethany Park Place			TX	Dallas-Fort Worth-Arlington	1998	74,066	74,066	96.2%	96.2%	—	58,374	Kroger	$12.03
Cochran’s Crossing			TX	Houston-Baytown-Sugar Land	1994	138,192	138,192	94.5%	94.5%	—	63,449	Kroger	$15.63
Cooper Street			TX	Dallas-Fort Worth-Arlington	1992	133,196	133,196	87.5%	87.5%	102,950	—	(Home Depot)	$11.91
First Colony Marketplace	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1993	111,675	27,863	100.0%	100.0%	—	68,150	Randall’s Food	$10.03
Fort Bend Center			TX	Houston-Baytown-Sugar Land	2000	30,164	30,164	79.0%	79.0%	67,106	67,106	(Kroger)	$16.25
Hancock			TX	Austin-Round Rock	1998	410,438	410,438	99.2%	99.2%	—	90,217	H.E.B., Sears	$12.41
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2006	27,786	27,786	4.7%	4.7%	81,624	81,264	(Kroger)	NA
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1991	14,530	14,530	79.6%	79.6%	—	—	—	$35.53
Highland Village			TX	Dallas-Fort Worth-Arlington	2005	356,374	356,374	56.2%	56.2%	—	—	AMC Theater, Barnes & Noble	NA
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2003	136,625	68,313	100.0%	100.0%	—	79,000	H.E.B.	$18.12
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1999	114,937	114,937	96.3%	96.3%	—	63,631	Tom Thumb	$13.78
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2003	148,964	37,241	87.8%	87.8%	—	78,348	H.E.B.	$16.42
Kleinwood Center II			TX	Houston-Baytown-Sugar Land	2005	45,001	45,001	100.0%	100.0%	—	—	LA Fitness	NA
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2002	56,674	56,674	100.0%	100.0%	62,804	62,804	(Albertsons)	$21.54
Main Street Center	JV-M2	24.95%	TX	Dallas-Fort Worth-Arlington	2002	42,754	10,667	87.4%	87.4%	62,322	62,322	(Albertsons)	$20.39
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1990	91,624	91,624	100.0%	100.0%	—	51,818	Tom Thumb	$15.56
Market at Round Rock			TX	Austin-Round Rock	1987	123,046	123,046	93.2%	93.2%	—	63,800	Albertsons	$11.51
Memorial Collection Shopping Center	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1974	103,330	25,781	100.0%	100.0%	—	53,993	Randall’s Food	$14.54
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1987	120,321	120,321	94.3%	94.3%	—	48,525	Tom Thumb	$13.90
North Hills			TX	Austin-Round Rock	1995	144,019	144,019	96.9%	96.9%	—	60,465	H.E.B.	$17.79
Panther Creek			TX	Houston-Baytown-Sugar Land	1994	165,560	165,560	100.0%	100.0%	—	65,800	Randall’s Food	$15.32
Preston Park			TX	Dallas-Fort Worth-Arlington	1985	273,826	273,826	76.9%	76.9%	—	52,688	Tom Thumb	$23.84
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1998	91,537	91,537	95.4%	95.4%	—	63,373	Kroger	$13.16
Prestonwood Park			TX	Dallas-Fort Worth-Arlington	1999	101,167	101,167	76.7%	76.7%	62,322	62,322	(Albertsons)	$20.55
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2004	46,409	46,409	64.0%	64.0%	57,017	57,017	(Kroger)	$22.58
Shiloh Springs			TX	Dallas-Fort Worth-Arlington	1998	110,040	110,040	96.1%	96.1%	—	60,932	Kroger	$14.41
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2004	32,415	32,415	79.4%	79.4%	61,962	61,962	(Kroger)	$24.39
South Shore			TX	Houston-Baytown-Sugar Land	2005	27,922	27,922	34.0%	34.0%	81,470	81,470	(Kroger)	$23.69
Spring West Center			TX	Houston-Baytown-Sugar Land	2004	144,060	144,060	79.7%	79.7%	—	109,121	H.E.B.	$10.97
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2000	128,643	128,643	100.0%	100.0%	—	63,373	Kroger	$17.27
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2000	134,045	26,809	98.1%	98.1%	—	65,241	Kroger	$15.71
Trophy Club			TX	Dallas-Fort Worth-Arlington	1999	106,507	106,507	83.4%	83.4%	—	63,654	Tom Thumb	$12.72
Valley Ranch Centre			TX	Dallas-Fort Worth-Arlington	1997	117,187	117,187	87.3%	87.3%	—	55,750	Tom Thumb	$12.76
Weslayan Plaza East	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1969	169,693	42,338	100.0%	100.0%	—	—	—	$13.85
Weslayan Plaza West	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1969	185,834	46,366	95.9%	95.9%	—	51,960	Randall’s Food	$14.12
Westwood Village			TX	Houston-Baytown-Sugar Land	2006	183,276	183,276	28.2%	28.2%	126,874	—	(Target)	NA
Woodway Collection	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1974	111,005	27,696	98.8%	98.8%	—	56,596	Randall’s Food	$15.34
			TX			4,789,035	3,958,183	86.7%	84.6%	766,451	2,158,033
Regional Totals						7,845,714	5,956,965	89.5%	87.2%	1,282,456	3,511,913
Regency Centers Total						47,353,926	30,413,643	91.0%	88.8%	6,468,139	16,936,999

(1)	Major Tenants are the grocer anchor and any tenant over 40,000 sq. ft. Tenants in parenthesis own their own GLA.
(2)	Average Base Rent/Sq. Ft. does not include ground leases.

JV-C:	Joint Venture with Oregon

JV-C2:	Joint Venture with Oregon

JV-CCV:	Joint Venture with Oregon

JV-RC:	Joint Venture with CalSTRS

JV-M:	Joint Venture with Macquarie

JV-MD:	Joint Venture with Macquarie

JV-M2:	Joint Venture with Macquarie

JV-M3:	Joint Venture with Macquarie

JV-RRP:	Regency Retail Partners (open end fund)

JV-O:	Other, single property joint venture

Significant Tenant Rents - Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

March 31, 2007

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	2,825,054	9.16%	$26,677,947	6.35%	61	19
Publix	1,925,173	6.24%	17,683,345	4.21%	67	35
Safeway	1,754,172	5.69%	16,441,414	3.91%	62	36
Supervalu	1,057,500	3.43%	11,838,150	2.82%	33	18
Blockbuster Video	316,612	1.03%	6,771,067	1.61%	83	35
CVS	286,568	0.93%	4,352,677	1.04%	42	22
Whole Foods	139,669	0.45%	4,258,385	1.01%	4	1
Walgreens	229,889	0.75%	4,087,458	0.97%	23	8
H.E.B.	319,534	1.04%	3,672,613	0.87%	5	2
Ahold	248,795	0.81%	3,666,951	0.87%	11	8
Harris Teeter	296,407	0.96%	3,663,500	0.87%	8	3
TJX Companies	344,164	1.12%	3,423,008	0.81%	22	13
Washington Mutual Bank	109,508	0.36%	3,377,478	0.80%	44	17
Sears Holdings	439,422	1.43%	3,271,000	0.78%	17	11
Starbucks	96,179	0.31%	2,959,629	0.70%	88	37
Bank of America	65,702	0.21%	2,643,262	0.63%	32	15
Hallmark	149,193	0.48%	2,531,260	0.60%	55	28
Longs Drug	211,818	0.69%	2,516,809	0.60%	15	7
Subway	91,798	0.30%	2,420,319	0.58%	112	58
Rite Aid	153,155	0.50%	2,344,199	0.56%	22	16
Movie Gallery	109,441	0.36%	2,339,164	0.56%	34	20
PETCO	137,488	0.45%	2,322,006	0.55%	17	9
Stater Bros.	151,151	0.49%	2,300,289	0.55%	5	2
The UPS Store	98,755	0.32%	2,261,207	0.54%	111	54
PetSmart	162,842	0.53%	2,101,187	0.50%	11	5

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$161,301
Kroger Total	53,900
Supervalu Total	10,625

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant-Owned
Kroger	358,757	6	67
Safeway	314,000	6	68
Sears Holdings	57,435	1	18
Publix	62,771	1	68
Supervalu	9,710	1	34

	802,673

Note: GLA and Annualized Base Rent include preleases. Preleases are defined as leases that are executed but not yet rent paying.

(1)	GLA includes only Regency’s pro-rata share of GLA in unconsolidated joint ventures.
(2)	Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated joint ventures.

Significant Tenant Rents - Wholly-Owned and 100% of Joint Ventures

March 31, 2007

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	3,631,168	7.63%	$32,702,752	4.97%	61	19
Safeway	3,303,735	6.94%	32,448,713	4.94%	62	36
Publix	3,053,562	6.42%	27,963,910	4.25%	67	35
Supervalu	1,776,782	3.73%	19,301,155	2.94%	33	18
Blockbuster Video	460,072	0.97%	9,862,651	1.50%	83	35
CVS	470,399	0.99%	7,381,985	1.12%	42	22
Ahold	521,264	1.10%	6,265,993	0.95%	11	8
TJX Companies	610,227	1.28%	6,194,241	0.94%	22	13
Walgreens	307,307	0.65%	5,324,705	0.81%	23	8
Ross Dress For Less	406,887	0.86%	5,309,573	0.81%	14	12
H.E.B.	419,728	0.88%	5,047,613	0.77%	5	2
Washington Mutual Bank	156,296	0.33%	4,731,288	0.72%	44	17
Harris Teeter	402,777	0.85%	4,721,655	0.72%	8	3
Sears Holdings	613,120	1.29%	4,705,426	0.72%	17	11
Whole Foods	172,346	0.36%	4,536,923	0.69%	4	1
Starbucks	140,509	0.30%	4,387,830	0.67%	88	37
Movie Gallery	204,853	0.43%	4,276,422	0.65%	34	20
Bank of America	96,519	0.20%	4,205,429	0.64%	32	15
PETCO	237,715	0.50%	4,200,620	0.64%	17	9
Rite Aid	330,120	0.69%	4,128,151	0.63%	22	16
Longs Drug	331,830	0.70%	3,970,931	0.60%	15	7
Hallmark	241,534	0.51%	3,934,222	0.60%	55	28
Subway	152,565	0.32%	3,856,694	0.59%	112	58
The UPS Store	156,753	0.33%	3,565,994	0.54%	111	54
Stater Bros.	219,195	0.46%	3,395,502	0.52%	5	2

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$485,004
Kroger Total	86,600
Supervalu Total	42,500

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Kroger	406,789	6	67
Safeway	314,000	6	68
Sears Holdings	230,200	1	18
Publix	62,771	1	68
Supervalu	38,917	1	34

	1,052,677

Note:	GLA and Annualized Base Rent include preleases. Preleases are defined as leases that are executed but not yet rent paying.

(1)	GLA includes 100% of the GLA in unconsolidated joint ventures.
(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated joint ventures.

Tenant Lease Expirations

March 31, 2007

All Tenants

Regency’s Pro-Rata Share						JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	347,318	1.4%	$6,215,273	1.6%	$17.90	634,334	1.6%	$11,026,091	1.8%
2007	1,518,989	6.1%	26,720,563	6.9%	17.59	2,467,502	6.1%	43,943,319	7.0%
2008	2,411,106	9.7%	41,800,957	10.7%	17.34	4,152,618	10.3%	67,899,534	10.9%
2009	2,631,969	10.6%	48,379,042	12.4%	18.38	4,346,600	10.7%	77,261,444	12.4%
2010	2,446,539	9.9%	44,405,095	11.4%	18.15	3,953,637	9.8%	69,000,379	11.1%
2011	2,774,804	11.2%	47,980,068	12.3%	17.29	4,286,238	10.6%	75,543,462	12.1%
2012	1,993,307	8.0%	31,466,923	8.1%	15.79	3,392,097	8.4%	53,784,265	8.6%
2013	794,313	3.2%	12,925,901	3.3%	16.27	1,581,296	3.9%	23,227,737	3.7%
2014	744,030	3.0%	10,803,537	2.8%	14.52	1,406,628	3.5%	19,384,167	3.1%
2015	722,599	2.9%	11,736,456	3.0%	16.24	1,497,652	3.7%	23,095,657	3.7%
2016	830,641	3.4%	13,949,384	3.6%	16.79	1,629,141	4.0%	24,851,629	4.0%

10 Year Total	17,215,615	69.5%	296,383,200	76.1%	17.22	29,347,743	72.5%	489,017,685	78.3%

Thereafter	7,548,201	30.5%	92,854,804	23.9%	12.30	11,124,510	27.5%	135,219,428	21.7%

	24,763,816	100.0%	$389,238,004	100.0%	$15.72	40,472,253	100.0%	$624,237,113	100.0%

Anchor Tenants

Regency’s Pro-Rata Share						JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	48,391	0.4%	$299,000	0.2%	$6.18	89,416	0.4%	$617,152	0.3%
2007	344,206	2.6%	2,908,360	2.3%	8.45	511,429	2.4%	4,608,095	2.2%
2008	596,605	4.6%	4,128,513	3.3%	6.92	1,193,374	5.6%	8,671,325	4.2%
2009	667,336	5.1%	6,367,397	5.0%	9.54	1,178,389	5.5%	11,690,791	5.6%
2010	748,283	5.7%	6,196,405	4.9%	8.28	1,266,576	5.9%	10,061,966	4.9%
2011	1,033,072	7.9%	7,688,632	6.1%	7.44	1,503,927	7.0%	12,295,112	5.9%
2012	989,565	7.6%	8,998,040	7.1%	9.09	1,705,292	8.0%	16,102,265	7.8%
2013	354,803	2.7%	3,118,961	2.5%	8.79	862,379	4.0%	7,295,623	3.5%
2014	433,255	3.3%	3,703,771	2.9%	8.55	876,546	4.1%	7,655,445	3.7%
2015	444,788	3.4%	4,840,902	3.8%	10.88	997,074	4.7%	10,573,804	5.1%
2016	493,476	3.8%	5,536,751	4.4%	11.22	1,016,769	4.8%	10,620,514	5.1%

10 Year Total	6,153,782	47.2%	53,786,732	42.4%	8.74	11,201,171	52.4%	100,192,092	48.4%

Thereafter	6,876,415	52.8%	72,940,804	57.6%	10.61	10,173,654	47.6%	106,965,818	51.6%

	13,030,198	100.0%	$126,727,535	100.0%	$9.73	21,374,825	100.0%	$207,157,910	100.0%

Reflects in place leases as of March 31, 2007, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Tenant Lease Expirations

March 31, 2007

Inline Tenants

Regency’s Pro-Rata Share						JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro- Rata Expiring GLA	Pro-Rata In- Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	298,926	2.5%	$5,916,273	2.3%	$19.79	544,918	2.9%	$10,408,939	2.5%
2007	1,174,783	10.0%	23,812,203	9.1%	20.27	1,956,073	10.2%	39,335,225	9.4%
2008	1,814,501	15.5%	37,672,444	14.4%	20.76	2,959,244	15.5%	59,228,210	14.2%
2009	1,964,633	16.7%	42,011,646	16.0%	21.38	3,168,211	16.6%	65,570,653	15.7%
2010	1,698,257	14.5%	38,208,690	14.6%	22.50	2,687,061	14.1%	58,938,413	14.1%
2011	1,741,731	14.8%	40,291,436	15.3%	23.13	2,782,311	14.6%	63,248,351	15.2%
2012	1,003,742	8.6%	22,468,883	8.6%	22.39	1,686,805	8.8%	37,682,000	9.0%
2013	439,510	3.7%	9,806,940	3.7%	22.31	718,917	3.8%	15,932,114	3.8%
2014	310,774	2.6%	7,099,766	2.7%	22.85	530,082	2.8%	11,728,721	2.8%
2015	277,810	2.4%	6,895,554	2.6%	24.82	500,578	2.6%	12,521,853	3.0%
2016	337,165	2.9%	8,412,633	3.2%	24.95	612,372	3.2%	14,231,115	3.4%

10 Year Total	11,061,832	94.3%	242,596,468	92.4%	21.93	18,146,572	95.0%	388,825,593	93.2%
Thereafter	671,786	5.7%	19,914,001	7.6%	29.64	950,856	5.0%	28,253,610	6.8%

	11,733,619	100.0%	$262,510,469	100.0%	$22.37	19,097,428	100.0%	$417,079,203	100.0%

Reflects in place leases as of March 31, 2007, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

March 31, 2007

	Annual			Quarterly
($000s except per share numbers)	2005A	2006A	2007E	1Q07A	2Q07E
FFO / Share (for actuals please see related press release)			$4.14 - $4.20		$.91 - $.96

Operating Portfolio — Wholly-owned and Regency’s pro-rata share of joint ventures
Occupancy at period end	95.2%	95.2%	95.2%	95.1%
Same store growth	3.1%	3.8%	2.75% - 3.25%	2.0%
Rental rate growth	10.6%	12.6%	8% - 10%	12.8%

Percentage Rent — Consolidated Only	$4,582	$4,525	$4,000 - $4,500	$735

Recovery Rate — Consolidated Only	79.6%	80%	78% - 80%	79.9%

Investment Activity
Acquisitions – consolidated	$0	$63,100	$0	$0
Cap rate		6.2%

JV Acquisitions – 3rd Party (gross $)	$2,746,946	$169,325	$150,000-$250,000	$23,000
Cap rate	6.2%	6.9%	6.0%-6.5%	6.2%
REG % ownership	35%	22%	20%-25%	25%

JV Acquisitions – REG contributions (gross $)	$44,259	$134,994	$175,000-$225,000	$60,988
Cap rate	7.1%	6.6%	6.0%-6.5%	6.0%
REG % ownership	25%	26%	20%-25%	20%

Dispositions – op. properties (REG Pro-Rata)	$138,300	$456,270	$100,000-$150,000	$33,350
Cap rate (average)	7.5%	6.5%	7.0%-7.5%	6.0%

Development starts	$385,250	$503,319	$450,000-$550,000	$34,901
Development stabilizations – net costs	$295,441	$167,668	$300,000 - $350,000	$7,679
NOI yield on stabilizations (net dev costs)	11.1%	10.1%	9.0% - 9.25%	11.5%
Development stabilizations – total costs after outparcel allocation	$342,378	$175,759	$320,000 - $370,000	$8,336
NOI yield on costs after outparcel allocation	9.8%	9.5%	8.5% - 8.75%	10.6%
Transaction profits net of taxes	$37,629	$52,643	$55,000-$60,000	$23,602
Minority share of transaction profits	$0	-$4,669	$0	$0
Third party fees and commissions	$28,019	$31,805	$32,000-$34,000	$6,381

Financing Assumptions
Debt / total assets before depreciation including pro-rata share of JVs	48.9%	45.8%	< 50%	46.2%
Unsecured/secured debt offerings	$350,000	$0
— interest rate	5.25%	0.00%
— interest rate after hedge settlement	5.48%	0.00%

Net Asset Valuation Guidance				1Q07
Expansion land and outparcels available
— estimated market value				$52,200
NOI from CIP properties				$3,054
NOI from leases signed but not yet rent-paying in stabilized developments				$876
Straight-line rent receivable				$29,203

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconcillation of FFO Guidance to Net Income

March 31, 2007

All numbers are per share except weighted average shares

	Three Months Ended
Funds From Operations Guidance:	June 30, 2007		Full Year 2007
Net income for common stockholders	$0.59	0.64	$2.68	2.74
Add (less):
Depreciation expense and amortization	0.45	0.45	1.81	1.81
Loss (gain) on sale of operating properties	(0.13)	(0.13)	(0.36)	(0.36)

Funds From Operations	$0.91	0.96	$4.14	4.20

Weighted average shares (000’s)	70,027		69,981

Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company’s taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.